UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Schedule 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12
Roivant Sciences Ltd.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Suite 1, 3rd Floor
11-12 St. James’s Square
London SW1Y 4LB
United Kingdom
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held on September 15, 2022
Dear Shareholder:
You are cordially invited to attend the Roivant Sciences Ltd. 2022 Annual General Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held at the Royal Lancaster London Hotel, Lancaster Terrace, London W2 2TY, United Kingdom on Thursday, September 15, 2022 at 10:30 a.m. United Kingdom local time.
The Annual Meeting will be held for the following purposes, as more fully described in the Proxy Statement accompanying this notice:
1.
To elect three (3) directors, Matthew Gline, Dr. Keith Manchester and Melissa Epperly, to serve as Class I directors to hold office until the date of the annual general meeting of shareholders following the fiscal year ending March 31, 2025, and until their successors are duly elected and qualified, or until such director’s earlier death, resignation or removal.

2.
To ratify the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for our fiscal year ending March 31, 2023, and to appoint EY as our auditor for statutory purposes under the Bermuda Companies Act 1981, as amended (the “Companies Act”), for our fiscal year ending March 31, 2023.

3.	To conduct any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.
We will also lay before the Annual Meeting our audited financial statements as of and for our fiscal year ended on March 31, 2022, pursuant to the provisions of the Companies Act and our Amended and Restated Bye-laws.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
Our Board of Directors has fixed the close of business on Monday, July 18, 2022 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, or at any adjournment of the Annual Meeting.
You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Annual Meeting. If your common shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of our common shares, such as a bank or brokerage account statement indicating that you owned our common shares at the close of business on the Record Date, in order to be admitted. In addition, in order to vote in person at the annual meeting, you must either (i) be a record holder of our common shares as of the Record Date or (ii) if your common shares are held in the name of a bank, broker or other nominee, obtain a valid proxy from your bank, broker or other nominee. For safety and security reasons, no cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted into the Annual Meeting. A written agenda and rules of procedure for the Annual Meeting will be distributed to those persons in attendance at the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for
the Annual General Meeting of Shareholders

To Be Held on Thursday, September 15, 2022, at 10:30 a.m. United Kingdom Local Time,
at the Royal Lancaster London Hotel, Lancaster Terrace, London W2 2TY, United Kingdom
The Proxy Statement and Annual Report to Shareholders
are available at http://www.proxyvote.com, and on our website at
https://investor.roivant.com.
By Order of the Board of Directors

/s/ Matthew Gline
Principal Executive Officer
July 26, 2022

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please ensure your representation at the Annual Meeting by voting by proxy over the Internet or by telephone, or voting by proxy by using a proxy card that you may request or that we may elect to deliver to you at a later time. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. If your shares are held by your broker or bank as a nominee or agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

PROXY STATEMENT
FOR THE 2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS
To be held on Thursday, September 15, 2022, at 10:30 a.m. United Kingdom local time, at the Royal Lancaster London Hotel, Lancaster Terrace, London W2 2TY, United Kingdom
MEETING AGENDA
Proposal No.	Proposal	Board of Directors Vote Recommendation
1.
To elect three (3) directors, Matthew Gline, Dr. Keith Manchester and Melissa Epperly, to serve as Class I directors to hold office until the date of the annual general meeting of shareholders following the fiscal year ending March 31, 2025, and until their successors are duly elected and qualified, or until such director’s earlier death, resignation or removal
For all nominees

2.
To ratify the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for our fiscal year ending March 31, 2023, and to appoint EY as our auditor for statutory purposes under the Bermuda Companies Act 1981, as amended, for our fiscal year ending March 31, 2023
For
We intend to mail the Notice of Internet Availability of Proxy Materials regarding the Annual Meeting on or about July 26, 2022, to all shareholders of record entitled to vote at the Annual Meeting.

i

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a notice regarding the availability of proxy materials on the Internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors of Roivant Sciences Ltd. (“Roivant,” the “Company,” “we,” “us” or “our”) is soliciting your proxy to vote at the 2022 Annual General Meeting of Shareholders (the “Annual Meeting”), including at any adjournment or postponement of the Annual Meeting. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. You may find instructions on how to access the proxy materials over the Internet or to request a printed copy in the Notice.
We intend to mail the Notice on or about July 26, 2022, to all shareholders of record entitled to vote at the Annual Meeting.
Will I receive any other proxy materials by mail?
We may send you a proxy card, along with a full set of materials, on or after July 27, 2022.
Where and when will the Annual Meeting be held?
The Annual Meeting will be on Thursday, September 15, 2022, at 10:30 a.m. United Kingdom local time, at the Royal Lancaster London Hotel, Lancaster Terrace, London W2 2TY, United Kingdom. Information on how to vote in person at the Annual Meeting is discussed below.
Who can vote at the Annual Meeting?
Our Board of Directors has fixed the close of business on Monday, July 18, 2022 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, or at any adjournment of the Annual Meeting (the “Record Date”). Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 703,216,974 common shares outstanding and entitled to vote.
Shareholder of Record: Common Shares Registered in Your Name
If, on Monday, July 18, 2022, your common shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a shareholder of record. As a shareholder of record, you may vote by proxy as specified in the proxy materials or you may vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the Internet or by telephone, or vote by proxy by using a proxy card that you may request or that we may elect to deliver to you at a later time, to ensure your vote is counted.
Beneficial Owner: Common Shares Registered in the Name of a Broker, Bank, or Agent
If, on Monday, July 18, 2022, your common shares were held not in your name, but rather in an account at your broker, bank or other agent, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your common shares in person at the meeting unless you request and obtain a valid proxy from your broker, bank, or other agent.
What am I voting on?
There are two matters scheduled for a vote:
1.
To elect three (3) directors, Matthew Gline, Dr. Keith Manchester and Melissa Epperly, to serve as Class I directors to hold office until the date of the annual general meeting of shareholders following the fiscal year ending March 31, 2025, and until their successors are duly elected and qualified, or until such director’s earlier death, resignation or removal.

2.
To ratify the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for our fiscal year ending March 31, 2023, and to appoint EY as our auditor for statutory purposes under the Bermuda Companies Act 1981, as amended (the “Companies Act”), for our fiscal year ending March 31, 2023.

In addition to the two matters scheduled for a vote, in accordance with the Companies Act and Section 73 of our Amended and Restated Bye-laws (the “Bye-laws”), our audited financial statements as of and for our fiscal year ended on March 31, 2022, will be laid before the Annual Meeting. These financial statements were audited by EY. The Audit Committee and the Board of Directors have approved these financial statements. There is no requirement under Bermuda law that these financial statements be approved by our shareholders and no such approval will be sought at the Annual Meeting. Copies of these proxy materials have been provided to EY, our auditor for our fiscal year ended March 31, 2022, as required by the Companies Act.
What if another matter is properly brought before the Annual Meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named on the proxy card to vote all shares represented by valid proxies on those matters in accordance with their best judgment.
How do I vote?
For Proposal 1, you may vote “For” all three of the nominees to the Board of Directors or you may “Withhold” your vote with respect to one or more nominees. “Withhold” votes will not be counted as votes in favor or votes against and, as such, will have no effect on the outcome of the vote. For Proposal 2, you may vote “For” or “Against” or abstain from voting. Abstentions, withheld votes and broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of the vote.
The procedures for voting are described below.
Shareholder of Record: Common Shares Registered in Your Name
If you are a shareholder of record, you may vote in person at the Annual Meeting, vote by proxy over the Internet or by telephone, or vote by proxy by using a proxy card that you may request or that we may elect to deliver to you at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.
•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.
•
To vote using a proxy card, which you may request or we may elect to deliver to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided with the proxy card. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. If you vote over the Internet or telephone, you are not required to mail a proxy card.

•
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the vote control number from the Notice. Have your Notice in hand when you call and follow the instructions. Your vote must be received by 11:59 p.m. Eastern Time on September 14, 2022, to be counted.

•
To vote over the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the vote control number from the Notice. Have your Notice in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Your vote must be received by 11:59 p.m. Eastern Time on September 14, 2022, to be counted.

Beneficial Owner: Common Shares Registered in the Name of Broker, Bank, or Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization, rather than from Roivant. Simply follow the voting instructions in the Notice to ensure that your vote is counted. You may vote by telephone or over the Internet as instructed by your broker, bank, or other agent. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.
Internet proxy voting is provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each common share you owned as of the close of business on Monday, July 18, 2022.
What happens if I do not vote?
Shareholder of Record: Common Shares Registered in Your Name
If you are a shareholder of record and do not vote in person during the Annual Meeting, do not complete and deliver a proxy card or vote by proxy over the Internet or telephone, your shares will not be voted.
Beneficial Owner: Common Shares Registered in the Name of Broker, Bank or Agent
If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) (whose rules generally apply to all brokers or nominees) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but they may not do so with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested) and certain corporate governance proposals (even if management-supported). Since the election of directors is not considered to be a routine matter, your broker, bank or other agent may not vote your shares on Proposal 1 without your instructions. Since the ratification of the appointment of EY as our independent registered public accounting firm for our fiscal year ending March 31, 2023 is generally considered to be a routine matter, we believe that your broker, bank or other agent may vote your shares on Proposal 2, even in the absence of your instructions.
What if I am a holder of record and return a proxy card or otherwise vote, but do not make specific choices?
If you are a holder of record and return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable:
1.	“For” the election of all three (3) nominees for Class I director in Proposal 1; and
2.
“For” Proposal 2, to ratify the appointment of EY as our independent registered public accounting firm for our fiscal year ending March 31, 2023, and to appoint EY as our auditor for statutory purposes under the Companies Act for our fiscal year ending March 31, 2023.

If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokers, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice or set of Proxy Materials?
If you receive more than one Notice or set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.
Can I revoke my proxy or change my vote after submitting my proxy?
Shareholder of Record: Common Shares Registered in Your Name
Yes. You can revoke your proxy or change your vote at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy or change your vote in any one of the following ways:
1.	You may submit another properly completed proxy card with a later date.
2.	You may grant a subsequent proxy by telephone or over the Internet.
3.	You may send a timely written notice that you are revoking your proxy to Roivant Sciences Ltd., Attn: Secretary, at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda.
4.	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
If you do not vote at the Annual Meeting, your most current proxy card, or vote by proxy over the Internet or telephone, unless revoked, reflects the vote that will be counted.
Beneficial Owner: Common Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
When are shareholder proposals and director nominations due for next year’s Annual General Meeting of Shareholders?
To be considered for inclusion in our proxy materials for next year’s annual general meeting of shareholders, your proposal must be submitted in writing by March 24, 2023, to our Secretary at Roivant Sciences Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Any member submitting a shareholder proposal to be included in our proxy statement must comply with the provisions of SEC rule 14a-8.
If you wish to nominate an individual for election or bring other business before next year’s annual general meeting of shareholders that is not to be included in next year’s proxy materials pursuant to the shareholder proposal procedures under the rules and regulations of the SEC, you must deliver your notice to our Secretary at the address mentioned above no earlier than May 18, 2023, and no later than June 17, 2023; provided that if the date of the annual general meeting of shareholders is earlier than August 16, 2023, or later than October 15, 2023, you must submit your proposal to the address mentioned above not later than ten (10) days following the earlier of the date on which notice of the annual general meeting was posted to our shareholders or the date on which public disclosure of the date of the annual general meeting was made. Any such nomination by a shareholder or other business must comply with the provisions of Bye-law 26.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE (whose rules generally apply to all brokers or nominees, regardless of the exchange on which a company is listed) to be “non-routine” (e.g., the election of directors), the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.” For matters deemed by the NYSE to be “routine” (e.g., the ratification of the independent registered public accounting firm), member firms have the discretionary authority vote shares for which their customers do no provide voting instructions.

How many votes are needed to approve each proposal?
The following table summarizes the minimum vote needed to approve each proposal and whether discretionary voting is permitted.
Proposal Number	Proposal Description	Vote Required	Discretionary Voting Permitted
1.	Election of Directors	Plurality of Votes Cast (the three nominees who receive the most “For” votes cast will be elected as directors)	No
2.	Ratification of EY as our independent registered public accounting firm	Majority of Votes Cast (the affirmative votes of a majority of the votes cast)	Yes
What is the quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if two or more persons present in person and representing in person or by proxy in excess of 50% of the total voting rights of all issued and outstanding shares of the common shares.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.
If, within half an hour from the time appointed for the Annual Meeting a quorum is not present, then the meeting will stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. Unless the meeting is adjourned to a specific date, place and time announced at the Annual Meeting being adjourned, new notice of the date, place and time for the resumption of the adjourned meeting will be given to each shareholder entitled to attend and vote thereat in accordance with our Bye-laws.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results may be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

PROPOSAL 1

ELECTION OF DIRECTORS
Our Board of Directors currently has nine members, who are divided into three equal classes with staggered three-year terms. At the Annual Meeting, three Class I directors will be nominated for election to a three-year term, to hold office until the date of the annual general meeting of shareholders following the fiscal year ending March 31, 2025, and until their successors are duly elected and qualified, or until such director’s earlier death, resignation or removal. Each of these nominees is a Class I director whose current term is expiring. Each director will continue in office until the election and qualification of a successor or until such director’s earlier death, resignation or removal.
Nominees
Our Nominating and Governance Committee has recommended, and our Board of Directors has approved, Matthew Gline, Dr. Keith Manchester and Melissa Epperly as nominees for election as Class I directors at the Annual Meeting.
Mr. Gline has served on Roivant’s Board of Directors since the closing of the business combination with Montes Archimedes Acquisition Corp. (“MAAC”) in September 2021 (the “Business Combination”), Dr. Manchester has served on Roivant’s Board of Directors since 2014 and Ms. Epperly has served on Roivant’s Board of Directors since June 2022. For additional information regarding the director nominees’ backgrounds and experiences, see “Directors Standing for Election at this Annual Meeting” below.
If you are a shareholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Mr. Gline, Dr. Manchester and Ms. Epperly. We expect that the nominees will serve if elected. However, if a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee who is designated by our Board of Directors to fill the resulting vacancy (or, alternatively, the Board of Directors may reduce its size). If you own your common shares through a broker, bank or other nominee and you do not give voting instructions, then your shares will not be voted on this matter. For more information, please see “Questions and Answers About These Proxy Materials and Voting—What if I am a holder of record and return a proxy card or otherwise vote, but do not make specific choices?” on page 3.
Vote Required
The election of the Class I directors requires a plurality of the votes properly cast to be approved. Withheld votes and broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of the vote.
Recommendation
The Board of Directors recommends a vote FOR the election of each of the three nominees as a Class I director to serve a three-year term, to hold office until the date of the annual general meeting of shareholders following the fiscal year ending March 31, 2025, and until their successors are duly elected and qualified, or until such director’s earlier death, resignation or removal.

INFORMATION ABOUT ROIVANT’S DIRECTORS
Roivant’s Board of Directors
The following table sets forth the name, age (as of July 26, 2022) and position of the current directors of Roivant Sciences Ltd. This section also includes certain information regarding our directors’ individual experience, qualifications, attributes and skills and brief statements of those aspects of our directors’ backgrounds that led us to conclude that they are qualified to serve as directors.
					Committee Membership
Name	Age	Position	Class	Term Expiry	Audit	Compensation	N&G
Matthew Gline	38	Director & Chief Executive Officer	Class I	2022
Keith Manchester	53	Director	Class I	2022			*
Melissa Epperly	45	Director	Class I	2022	*
Vivek Ramaswamy	36	Founder & Chair	Class II	2023
Daniel Gold	54	Director	Class II	2023		**
Andrew Lo	62	Director	Class II	2023			**
James C. Momtazee	50	Director	Class III	2024	**		*
Ilan Oren	38	Director	Class III	2024	*	*
Masayo Tada	77	Director	Class III	2024
*	Committee Member
**	Committee Chair
Directors Standing for Election at this Annual Meeting
Matthew Gline has served as our Chief Executive Officer since January 2021 and as a Director of Roivant since September 2021. Mr. Gline joined Roivant in March 2016 and previously served as Chief Financial Officer, from September 2017 through his appointment as Chief Executive Officer, and as Senior VP, Finance and Business Operations. Prior to joining Roivant, Mr. Gline was a Vice President at Goldman Sachs, Fixed Income Digital Structuring, from 2014 to 2016, and co-founded Fourthree, a risk analytics technology and consulting company, from 2012 to 2014. Mr. Gline earned his A.B. in Physics from Harvard College. Our Board of Directors believes that Mr. Gline’s experience in various roles at our company and his prior professional experience qualify him to serve as a member of our Board of Directors.
Keith Manchester has served as a Director of Roivant since 2014. Dr. Manchester serves as a Partner and the Head of Life Sciences at QVT Financial, an investment firm, where he has been employed since 2005. He focuses on investments in both publicly traded and privately owned life science companies. Prior to joining QVT, Dr. Manchester was Vice President of Business Development from 2002 to 2004 and Director of Business Development from 2000 to 2002 at Applied Molecular Evolution, a biotechnology company. From 1999 to 2000, Dr. Manchester was an associate at Vestar Capital Partners, a private equity firm. From 1997 to 1999, Dr. Manchester was an investment banker in the healthcare group at Goldman, Sachs & Co. He received his A.B. from Harvard College and his M.D. from Harvard Medical School. Dr. Manchester also serves as a director of Arbutus Biopharma Corporation and Kriya Therapeutics. Our Board of Directors believes that Dr. Manchester’s extensive experience investing in the life sciences industry qualifies him to serve as a member of our Board of Directors.
Melissa Epperly has served as a Director of Roivant since June 2022. Ms. Epperly has served as Chief Financial Officer of Zentalis Pharmaceuticals, Inc., a clinical-stage cancer company, since September 2019. From June 2018 to August 2019, Ms. Epperly served as Chief Financial Officer of PsiOxus Therapeutics Ltd., a clinical-stage gene therapy cancer company, where she led the company’s financial operations. Prior to joining PsiOxus, Ms. Epperly served as Chief Financial Officer and Head of Business Development at R-Pharm US, a commercial-stage oncology company, from October 2015 to June 2018, where she led the company’s financial operations and business development. Ms. Epperly served as a Director at Anchorage Capital Group, a credit-focused hedge fund, from August 2012 to September 2015. Previously, Ms. Epperly was a Vice President at Goldman Sachs in equity research in New York and London, a management consultant with Bain & Company, and a healthcare investment banker at Morgan Stanley. Ms. Epperly currently serves on the boards of directors of Kinnate Biopharma Inc. and Nautilus Biotechnology. Ms. Epperly holds a B.A. in Biochemisty and Economics from the University of Virginia and an M.B.A from Harvard Business School. Our Board of Directors believes that Ms. Epperly’s extensive experience as a senior financial executive in the life sciences industry qualifies her to serve as a member of our Board of Directors.
Continuing Directors
Class II Directors: Currently Serving Until the 2023 Annual Meeting
Vivek Ramaswamy is our Founder and, since the closing of the Business Combination, has served as Chair of our Board of Directors. Mr. Ramaswamy has also served as Chairman of Roivant Sciences, Inc. (“RSI”) since January 2021 and, prior to taking that role, as Chief Executive Officer, from May 2014. Mr. Ramaswamy is currently the executive chairman of Strive Asset Management, which he co-founded in January 2022. Mr. Ramaswamy previously served as a member of the investment team at QVT Financial, from 2007 to 2014. Mr. Ramaswamy was previously a director of Myovant Sciences, Axovant Sciences and Arbutus Biopharma. Mr. Ramaswamy received his A.B. in Biology from Harvard College and his J.D. from Yale Law School, where he was a Paul & Daisy Soros Fellow. Our Board of Directors believes that Mr. Ramaswamy’s status as our Founder and his extensive prior experience in the biopharmaceutical industry qualifies him to serve as a member of our Board of Directors.
Andrew Lo has served as a Director of Roivant since 2016. Dr. Lo is the Charles E. and Susan T. Harris Professor at the MIT Sloan School of Management, director of the MIT Laboratory for Financial Engineering, a principal investigator at the MIT Computer Science and Artificial Intelligence Laboratory, and an affiliated faculty member of the MIT Department of Electrical Engineering and Computer Science, and has served as a professor at MIT since 1988. He is also an external faculty member of the Santa Fe Institute and a research associate of the National Bureau of Economic Research. Dr. Lo currently serves on the board of directors of a number of biopharmaceutical companies, including BridgeBio Pharma, AbCellera Biologics Inc. and Atomwise Inc. Dr. Lo holds a B.A. in Economics from Yale University and a Ph.D. in Economics from Harvard University. Our Board of Directors believes that Dr. Lo’s extensive experience as director of and advisor to various companies, including in the biopharmaceutical industry, qualifies him to serve as a member of our Board of Directors.
Daniel Gold has served as a Director of Roivant since 2020. Mr. Gold serves as the CEO and managing partner of QVT Financial, an investment firm, which he founded in 2003. Mr. Gold holds an A.B. in Physics from Harvard College. Mr. Gold also currently serves on the boards of directors of MP Materials, Okeanis Eco Tankers Corp. and Awilco Drilling PLC, in addition to various private companies. Our Board of Directors believes that Mr. Gold’s extensive experience investing in the life sciences industry qualifies him to serve as a member of our Board of Directors.
Class III Directors: Currently Serving Until the 2024 Annual Meeting
James C. Momtazee has served as a Director of Roivant since September 2021. Mr. Momtazee is the Managing Partner of Patient Square Capital, a dedicated health care investing firm. Mr. Momtazee has over 25 years of investment and acquisition experience, the vast majority of which was focused on the health care sector. Prior to founding Patient Square, he held various positions at KKR & Co., Inc. (“KKR”) since 1996. He helped form KKR’s health care industry group in 2001 and ran that team for over 10 years. Mr. Momtazee currently also serves on the board of directors of BridgeBio Pharma, Apollo Therapeutics, Kriya Therapeutics and the Medical Device Manufacturers Association and has previously served on the board of directors of multiple other health care companies, including PRA Health Sciences, Inc. (lead independent director), Envision Healthcare, Heartland Dental, Ajax Health, Global Medical Response, BrightSpring Health Services, Covenant Surgical Partners, Entellus Medical, Inc., EchoNous, Spirox, Inc., Arbor Pharmaceuticals, Lake Region Medical, HCA Healthcare, Jazz Pharmaceuticals, and Alliance Imaging. Our Board of Directors believes that Mr. Momtazee’s extensive experience investing in the biopharmaceutical industry qualifies him to serve as a member of our Board of Directors.
Ilan Oren has served as a Director of Roivant since 2014. Mr. Oren has served as Co-Chief Executive Officer of Dexcel Pharma, a privately-owned Israeli group of pharmaceutical companies, since November 2019. Prior to serving as Co-CEO, Mr. Oren served as Vice President for the group and led corporate and business development activities, including formation of strategic ventures, product partnerships, product portfolio selection, product acquisitions, strategic investments, and mergers and acquisitions. Mr. Oren currently serves on the boards of directors of Clexio Biosciences and Kriya Therapeutics and has previously served on the board of directors at Sio Gene Therapies and Cynapsus Therapeutics. He holds an A.B. in Economics from Harvard College. Our Board of Directors believes that Mr. Oren’s extensive experience as a high-level executive in the pharmaceutical industry qualifies him to serve as a member of our Board of Directors.
Masayo Tada has served as a Director of Roivant since 2019. Mr. Tada is currently a corporate senior executive advisor to Sumitomo Pharma Co., Ltd. (f/k/a Sumitomo Dainippon Pharma Co., Ltd., “Sumitomo”). Mr. Tada previously served as Chairman of the Board of Sumitomo, from April 2018 to June 2022, and as a Director from April 2021 to June 2022, having previously served as Representative Director from April 2008 to March 2021. Prior to serving as Chairman of Sumitomo, he served as President and CEO of Sumitomo from June 2008, having held other positions since 2005. Our Board of Directors believes that Mr. Tada’s extensive experience as a director and high-level executive in the pharmaceutical industry qualifies him to serve as a member of our Board of Directors.
Board of Directors Diversity
Our Board of Directors believes that directors who provide a significant breadth of experience, knowledge and abilities in areas relevant to our business, while also representing a diversity in race, ethnicity and gender, contribute to a well-balanced and effective Board of Directors.
As required by the rules of the Nasdaq Stock Market LLC (“Nasdaq”) that were approved by the SEC in August 2021, we are providing information about the gender and demographic diversity of our directors in the format required by Nasdaq rules. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification. Directors who did not answer or indicated that they preferred not to answer a question are shown under “did not disclose demographic background” or “did not disclose gender” below.
Board Diversity Matrix (As of July 26, 2022)
Total Number of Directors	9
	Female	Male	Did not Disclose Gender
Part I: Gender Identity
Directors	1	6	2
Part II: Demographic Background
Asian	—	2	—
White	1	4	—
Did not disclose demographic background	—	—	2
Board of Directors’ Role in Risk Management
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, strategic direction, clinical and regulatory matters, operations and intellectual property. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
The role of our Board of Directors in overseeing the management of our risks is conducted primarily through committees of the Board of Directors, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees. The full Board of Directors (or the appropriate committee of the Board of Directors in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on our company, and the steps we take to manage them. When a Board of Directors committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chair of the relevant committee reports on the discussion to the full Board of Directors during the committee reports portion of the next Board of Directors meeting. This enables our Board of Directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
Board of Directors
Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors consists of nine members, with Vivek Ramaswamy serving as Chair. Our Bye-laws provide for a classified Board of Directors divided into three classes serving staggered three-year terms as follows:
•	Class I directors are Ms. Epperly, Dr. Manchester and Mr. Gline, and they will serve until this Annual Meeting;
•	Class II directors are Mr. Gold, Dr. Lo and Mr. Ramaswamy, and they will serve until our annual meeting of shareholders in 2023; and
•	Class III directors are Mr. Tada, Mr. Oren and Mr. Momtazee, and they will serve until our annual meeting of shareholders in 2024;
At each annual meeting of shareholders, directors will be elected to succeed the class of directors whose terms have expired. This classification of our Board of Directors could have the effect of increasing the length of time necessary to change the composition of a majority of the Board of Directors. Our Bye-laws provide that the authorized number of directors (being no less than 5 directors and no more than 15 directors) may be changed only by resolution approved by a majority of our Board of Directors.
During our fiscal year ended March 31, 2022, our Board of Directors held a total of seven meetings. All directors attended at least 75% of the aggregate of the number of Board of Directors meetings and meetings of the Board of Directors committees on which each such director served during the time each such director served on the Board of Directors or such committees.
Director Independence
Our Board of Directors has undertaken a review of the independence of the directors and has considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors has determined that each of Ms. Epperly, Dr. Manchester, Mr. Gold, Dr. Lo, Mr. Oren and Mr. Momtazee, representing six of the nine individuals serving as members of our Board of Directors, are independent, as that term is defined under the applicable rules and regulations of the SEC and the listing rules of Nasdaq. We comply with the corporate governance requirements of the SEC and listing rules of Nasdaq. We also comply with the requirements of Rule 10A-3 of the Exchange Act and the listing rules of Nasdaq, which rules require that our Audit Committee be composed of at least three members.
Committees of the Board of Directors
Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, each of which has the composition and responsibilities described below. From time to time, our Board of Directors may establish other committees to facilitate the management of our business. The charters for each of the Board of Directors committees are available on our website at https://investor.roivant.com/corporate-governance.

Audit Committee
The members of our Audit Committee are Mr. Momtazee (Chair), Ms. Epperly and Mr. Oren. Patrick Machado also served as a member of our Audit Committee until he stepped down from our Board of Directors on June 29, 2022 and was replaced both on our Board of Directors and on our Audit Committee by Ms. Epperly. The composition of our Audit Committee meets the requirements for independence under the current listing standards of Nasdaq and SEC rules and regulations. Each member of our Audit Committee is financially literate. In addition, our Board of Directors has determined that Mr. Momtazee is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. This designation will not impose any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board of Directors. Our Audit Committee is directly responsible for, among other things:
•	selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;
•	ensuring the independence of the independent registered public accounting firm;
•	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;
•	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•	considering the adequacy of our internal controls and internal audit function;
•	reviewing material related party transactions or those that require disclosure; and
•	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.
During our fiscal year ended March 31, 2022, our Audit Committee held two meetings (both following the completion of the Business Combination in September 2021).
Compensation Committee
The members of our Compensation Committee are Mr. Gold (Chair) and Mr. Oren. Mr. Machado also served as a member of our Compensation Committee until he stepped down from our Board of Directors on June 29, 2022. Each member of our Compensation Committee is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and meets the requirements for independence under the current listing standards of Nasdaq and SEC rules and regulations. Our Compensation Committee is responsible for, among other things:
•	reviewing and approving the compensation of our Chief Executive Officer, each of our other executive officers and Mr. Ramaswamy;
•	reviewing and approving the compensation of our directors;
•	administering our incentive compensation and equity-based incentive plans;
•	reviewing and approving, or making recommendations to our Board of Directors with respect to, incentive compensation and equity-based incentive plans; and
•	reviewing our overall compensation philosophy.
During our fiscal year ended March 31, 2022, our Compensation Committee held four meetings.

Nominating and Governance Committee
The members of our Nominating and Governance Committee are Dr. Lo (Chair), Dr. Manchester and Mr. Momtazee. Dr. Lo, Dr. Manchester and Mr. Momtazee meet the requirements for independence under the current listing standards of Nasdaq and SEC rules and regulations. Our Nominating and Governance Committee is responsible for, among other things:
•	identifying and recommending candidates for membership on our Board of Directors;
•	developing and recommending our corporate governance guidelines and policies;
•	reviewing proposed waivers of the code of conduct for directors, executive officers and other senior financial officers;
•	overseeing the process of evaluating the performance of our Board of Directors; and
•	assisting our Board of Directors on corporate governance matters.
During our fiscal year ended March 31, 2022, our Nominating and Governance Committee held one meeting (following the completion of the Business Combination in September 2021).
Board Leadership Structure
Currently, the role of Chair of the Board of Directors is separated from the role of Chief Executive Officer. Our Chief Executive Officer is responsible for recommending strategic decisions, capital allocation and other matters to the Board of Directors and for ensuring the execution of the recommended plans. The Chair is responsible for leading the Board of Directors in its fundamental role of providing advice to and oversight of management. Our Board of Directors believes that having separate positions is appropriate for us at this time.
Code of Business Conduct and Ethics for Employees, Executive Officers and Directors
Our Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that is currently applicable to all of our employees, executive officers and directors. The Code of Conduct is available on our website at www.roivant.com. The Nominating and Governance Committee of our Board of Directors is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for executive officers and directors.
If we make any substantive amendments to, or grant any waivers from, the Code of Conduct for our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions, or any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.
Director Nominations
The Board of Directors reviews candidates for director nomination in the context of the current composition of and the challenges and needs of the Board of Directors, the Company’s operating requirements and the long-term interests of our shareholders. In conducting this assessment, the Board of Directors takes into account issues of judgment, diversity, age, skills, background, experience, and other factors that it deems appropriate to maintain a balance of knowledge, experience, and capability on the Board of Directors. For incumbent directors, the Board of Directors reviews those directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Board of Directors also determines whether the nominee must be independent for purposes of Nasdaq.
Our Nominating and Governance Committee is responsible for identifying, reviewing, evaluating and recommending candidates for nomination to our Board of Directors, including candidates to fill any vacancies that may occur. Our Nominating and Governance Committee assesses the qualifications of candidates in light of the policies and principles in our corporate governance guidelines and may also engage third party search firms to identify director candidates. Our Nominating and Governance Committee may conduct interviews, detailed questionnaires and background checks or use any other means that it deems appropriate to gather information to evaluate potential candidates. Based on the results of the evaluation process, our Nominating and Governance

Committee recommends candidates to the Board of Directors for approval as director nominees for election to the Board of Directors. Our Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director and has the ability to retain advisers, as well.
Shareholder Communications with the Board of Directors
Shareholders may send correspondence to the Board of Directors at our principal executive offices at the address set forth above. The Company will forward all correspondence addressed to the Board of Directors or any individual Board member. Shareholders may also communicate online with our Board of Directors as a group by accessing our website at https://investor.roivant.com/contact-ir.
Shareholder Recommendations of Director Nominees
The Nominating and Governance Committee will consider director candidates recommended by the Company’s shareholders. The Nominating and Governance Committee will evaluate any candidates recommended by shareholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management. To make a recommendation, please submit by accessing our website at https://investor.roivant.com/contact-ir.
To make a nomination for the 2023 annual meeting of shareholders, please refer to the timing requirements specified in the section of this Proxy Statement entitled “Questions and Answers About These Proxy Materials and Voting—When are shareholder proposals and director nominations due for next year’s Annual General Meeting of Shareholders?”
Derivative or Short Sale Transactions; Pledging Shares
The Company discourages, but does not prohibit, directors and employees from entering into transactions to hedge or otherwise offset decreases in the market value of the Company’s securities directly or indirectly held by directors or employees. Under the Company’s Insider Trading Policy, the Company’s directors and officers, as well as certain designated employees, are required to obtain pre-clearance for trades involving the Company’s securities, including transactions in derivative securities relating to the Company’s common shares. Pledges of Company securities are subject to the same requirements as other transactions in the Company’s securities, including the requirement to transact only during open window periods and, if applicable, to obtain pre-clearance prior to entering into a transaction. The Company has no other practices or policies regarding hedging or offsetting transactions.
Director Compensation Table for Fiscal Year Ended March 31, 2022
The following table reflects certain information with respect to the compensation of members of the Board of Directors (excluding our NEOs) in respect of the fiscal year ended March 31, 2022 (“Fiscal 2021”).
Name(1)	Fees Earned or Paid in Cash ($)	Bonus ($)	Option Awards ($)(2)	All Other Compensation ($)	Total Compensation ($)
Vivek Ramaswamy(3)	150,000	—	11,737,023	1,105,198(4)	12,992,221
Andrew Lo	125,000	—	—	—	125,000
Patrick Machado	66,250	—	770,319(5)	—	836,569
Ilan Oren	28,750	—	—	—	28,750
Daniel Gold	27,500	—	—	—	27,500
Masayo Tada	—	—	—	—	—
James C. Momtazee	35,000	—	—	—	35,000
Keith Manchester	11,250	—	—	—	11,250
(1)	As of March 31, 2022, each of Mr. Ramaswamy, Dr. Lo and Mr. Machado held the following Roivant equity incentive awards granted under the 2015 EIP:
(a)
Mr. Ramaswamy holds (i) 21,856,138 stock options granted on March 26, 2020 with an exercise price of $12.68, 12,294,078 of which were vested an exercisable, (ii) 1,753,905 stock options granted on March 26, 2020 with an exercise price of $13.78, 986,570 of which were vested and exercisable, (iii) 5,915,052 stock options granted March 26, 2020 with an exercise price of

$15.85, 3,327,217 of which were vested and exercisable, (iv) 12,073,846 capped value appreciation rights (“CVARs”) granted on March 26, 2020 with a hurdle price of $11.50, 6,791,539 of which had satisfied the time-based service and liquidity event vesting requirements (“service-vested”) but had not satisfied the applicable hurdle price on an applicable measurement date and (v) 9,782,292 CVARs granted on March 26, 2020 with a hurdle price of $6.40, 5,502,539 of which were service-vested but had not satisfied the applicable hurdle price on an applicable measurement date; provided, however, that in the event the fair market value of a common share is less than $9.20 per share as of the relevant date of determination (the “knock-in condition”), this award of CVARs will remain outstanding unless and until the knock-in condition is satisfied as of any applicable measurement date thereafter before the expiration date of the CVARs. In addition, on March 30, 2022, the Company amended the outstanding CVARs that were granted in March 2020. Pursuant to the amendment, in the event any CVARs have satisfied the time-based service and liquidity event vesting requirements (“service-vested CVARs”) but have not satisfied the applicable hurdle price on an applicable measurement date, then such service-vested CVARs will be deemed to remain outstanding and the applicable award holder will be provided the right to earn such service-vested CVARs if the hurdle price is satisfied on subsequent annual “hurdle measurement dates” prior to the original expiration date of the CVARs, being March 31, 2026. The “hurdle measurement dates” are March 30 of each of years 2023 through 2026. If the hurdle price is not satisfied on any such subsequent annual hurdle measurement date prior to the expiration date of the CVARs, then the CVARs will be forfeited in their entirety on the expiration date. This amendment was accounted for as a modification and resulted in incremental fair value, which is reflected in the amounts included in the Option Awards column.  For Mr. Ramaswamy’s service-vested CVARs listed in (iv) and (v) above that had not yet satisfied the applicable hurdle price on an applicable measurement date, such CVARs remained outstanding and Mr. Ramaswamy will be provided the right to earn such CVARs if the hurdle price is satisfied on subsequent annual “hurdle measurement dates” prior to the original expiration date of the CVARs, being March 31, 2026. If the hurdle price is not satisfied on any such subsequent annual hurdle measurement date prior to the expiration date of the CVARs, then such service vested CVARs will be forfeited in their entirety on the expiration date.
(b)
Dr. Lo holds 690,583 stock options granted on October 20, 2016 with an exercise price of $5.19 per share, all of which are vested and exercisable. Following this grant of stock options, Dr. Lo has not been eligible to receive any other equity compensation for his services on the Board of Directors. However, Dr. Lo will be eligible for non-executive director annual grants going forward, the first of which is expected to be made in September 2022.

(c)
Mr. Machado holds (i) 170,167 stock options granted on October 20, 2016 with an exercise price of $5.19 per share, all of which were vested and exercisable, (ii) 109,732 stock options granted on December 20, 2017 with an exercise price of $7.43 per share, all of which were vested and exercisable, (iii) 109,732 stock options granted on January 22, 2019 with an exercise price of $11.19 per share, all of which were vested and exercisable, (iv) 109,732 stock options granted on January 20, 2020 with an exercise price of $12.68 per share, of which 85,362 were vested and exercisable and the remaining will vest and become exercisable in equal monthly installments through the period ending on November 30, 2022 and (v) 109,732 options granted on May 2, 2021 with an exercise price of $10.00 per share, of which one-third became vested and exercisable on May 20, 2022 and the remainder of which will vest and become exercisable in equal monthly installments through the period ending on May 20, 2024. Mr. Machado resigned from the Board of Directors on June 29, 2022, upon which all outstanding options that were unvested as of such date were forfeited and cancelled.

(2)
The amounts reported in this column reflect the aggregate grant date fair value of the option awards granted to our directors as computed in accordance with FASB ASC Topic 718 (“Topic 718”). Mr. Ramaswamy’s amount reflect the incremental fair value from the CVAR Amendment described above. In the case of Mr. Ramaswamy, $11,737,023 of value is included solely as a result of the CVAR Amendment.

(3)
Mr. Ramaswamy received cash base salary ($350,000) and bonus ($648,000) compensation for services as Chairman of Roivant Sciences, Inc. as well as cash compensation in connection with Mr. Ramaswamy’s service as a director of Roivant Sciences Ltd. ($150,000). Mr. Ramaswamy’s compensation for services on behalf of RSI is included in the Total Compensation column.

(4)
Represents (i) professional fees associated with certain tax preparation services ($97,240), (ii) matching contributions under RSI’s 401(k) plan ($8,550), (iii) cell phone reimbursement ($600), (iv) long-term disability insurance coverage ($538) and (v) group life insurance coverage ($270), in addition to the cash base salary ($350,000) and bonus ($648,000) compensation for service as Chairman of RSI noted above.

(5)
Represents an option to purchase 109,732 shares of our common stock granted in May 2021 at an exercise price of $10.00 per share. 33% vested on May 20, 2022, with the remaining shares vesting in 24 equal monthly installments, subject to the director’s continued service. Mr. Machado resigned from the Board of Directors on June 29, 2022, upon which all outstanding options that were unvested as of such date were forfeited and cancelled.

Annual cash retainers payable to non-employee directors are calculated based upon the prorated number of quarterly periods each non-employee director served in their respective capacity as a board and/or committee member in a given fiscal year.
Non-Employee Director Compensation Program
Our Board has approved a Non-Employee Directors Compensation Policy pursuant to which our non-employee directors will receive compensation for their service on the Board of Directors, as described below. The compensation payable to our non-employee directors under this policy is subject to the limitations on non-employee director compensation set forth in the 2021 EIP, which shall not exceed $750,000 (or $1,000,000 for such director’s first fiscal year of service on our Board) in total value (both equity and cash awards).

Cash Retainers
Our non-employee directors are entitled to receive annual cash retainers for their service, which are payable in equal quarterly installments as follows:
Role	Retainer
Board Member	$40,000
Lead Independent Director	$25,000
Board Chair	$35,000
Audit Committee Chair	$20,000
Audit Committee Member	$10,000
Compensation Committee Chair	$15,000
Compensation Committee Member	$7,500
Nominating and Governance Committee Chair	$10,000
Nominating and Governance Committee Member	$5,000
Prior to the last day of any fiscal year, a non-employee director may elect that either 50% or 100% of his or her annual cash retainers payable in the following fiscal year be paid in the form of unrestricted common shares.
Initial Equity Retainer
Upon a non-employee director’s initial commencement of service on our Board of Directors, each non-employee director will be entitled to receive an initial, one-time award of stock options under the 2021 EIP with an aggregate grant date value of $600,000. The initial option award will vest over a three-year period, with 1/3 vesting on the first anniversary of the applicable vesting commencement date and the remaining portion of the award vesting in 24 equal monthly installments, subject to the non-employee director’s continuous service through the applicable vesting date, except that, in the event of a change in control (as defined under the 2021 EIP), such stock options will become fully vested and exercisable.
Annual Equity Retainers
On the date of our annual general meeting of shareholders, each non-employee director (i) who has completed at least three (3) months of continuous service as a non-employee director as of the date of such meeting and (ii) whose term is scheduled to continue at least through the date of the next annual meeting will be entitled to receive (1) an annual award of stock options under the 2021 EIP with an aggregate grant date value of $200,000, and (2) an annual award of restricted stock units under the 2021 EIP with an aggregate grant date value of $200,000. If the non-employee director commences service on our board on a date other than at the annual meeting of shareholders, then they will be entitled to receive a prorated annual equity award on the date of the next annual meeting following his or her start date, if he or she otherwise satisfies the eligibility requirements. Each annual equity award will vest and, if applicable, become exercisable in full on the one-year anniversary of the applicable vesting commencement date, subject to the non-employee director’s continuous service through such vesting date, except that, in the event of a change in control, any the annual equity awards will become fully vested and, if applicable, exercisable.

EXECUTIVE OFFICERS
The following table sets forth certain information, as of July 26, 2022, regarding Roivant’s executive officers and directors. The executive officers of Roivant are employees of Roivant Sciences, Inc. (“RSI”), a wholly owned subsidiary of Roivant, and provide services pursuant to an inter-company agreement. Set forth below is biographical information for our executive officers (excluding Mr. Gline, for whom biographical information is set forth above under “Information About Roivant’s Directors”).
Name	Age	Position
Matthew Gline	38	Chief Executive Officer and Director
Eric Venker	35	President and Chief Operating Officer
Mayukh Sukhatme	46	President and Chief Investment Officer
Richard Pulik	43	Chief Financial Officer
Rakhi Kumar	42	Chief Accounting Officer
Eric Venker has served as our President and Chief Operating Officer since January 2021 and, prior to that role, as Chief Operating Officer, from November 2018. From October 2017 to October 2018, Dr. Venker served as Chief of Staff to our Chief Executive Officer, and from 2014 to 2015, as an Analyst at Roivant. From 2015 to 2017, Dr. Venker was a physician at New York Presbyterian Hospital/Columbia University Medical Center, where he trained in internal medicine, and also served as Chair of the Housestaff Quality Council leading operational initiatives to improve efficiencies. From 2011 to 2015, Dr. Venker was a Clinical Pharmacist at Yale-New Haven Hospital. Dr. Venker also serves on the boards of directors of Immunovant, Arbutus Biopharma, Sio Gene Therapies and several private biopharmaceutical companies. He received his Pharm.D. from St. Louis College of Pharmacy and his M.D. from Yale School of Medicine.
Mayukh Sukhatme has served as our President and Chief Investment Officer since January 2021, overseeing the creation and support of biopharmaceutical companies in the Roivant family. Dr. Sukhatme joined Roivant in 2015 and previously served as President of Roivant Pharma and as our Chief Business Officer. From 2000 to 2015, Dr. Sukhatme was a healthcare-focused analyst and portfolio manager for several large institutional investment firms, including both public markets and venture capital firms. His principal focus was on development-stage biotechnology and pharmaceutical companies, where he led diligence and investment decisions on numerous companies and pharmaceutical compounds across a wide variety of therapeutic areas. Dr. Sukhatme earned his M.D. from Harvard Medical School and his B.S. in Biology and B.S. in Literature from MIT.
Richard Pulik has served as our Chief Financial Officer since October 2021. Prior to joining Roivant, Mr. Pulik was the Global Head of Business Development & Licensing and Portfolio Management, Oncology at Novartis and a member of Novartis’s Innovation Management Board and the Novartis Oncology Leadership Team, from August 2019 to September 2021. Mr. Pulik joined Novartis in 2012 as a Senior Director, Mergers & Acquisitions based in Basel, Switzerland working on the strategy and execution of the deals that shaped Novartis. In 2015, Mr. Pulik was appointed as Vice President, Head of North America Investor Relations for Novartis. Prior to these roles at Novartis, Mr. Pulik worked at Bank of America Merrill Lynch, Monitor Group and UBS Investment Bank, focusing on mergers and acquisitions and strategy in the healthcare sector. Mr. Pulik received a B.S. in Finance from The Wharton School and a B.A. in Economics and International Relations at the University of Pennsylvania.
Rakhi Kumar has served as our Chief Accounting Officer since August 2018, leading the accounting and financial operations and related internal controls functions. Ms. Kumar joined Roivant in September 2015, and previously served as Vice President, Finance and External Reporting. Prior to joining Roivant, Ms. Kumar was responsible for external reporting, corporate and technical accounting at The Medicines Company from 2013 to 2015. Earlier in her career, Ms. Kumar was in the assurance services at Ernst and Young. Ms. Kumar also serves as a director and as chair of the audit committee for NeuroPace (Nasdaq: NPCE), a medical device company. She is a licensed Certified Public Accountant and a Chartered Professional Accountant in Ontario, Canada. She received her M.S. in Accounting and Taxation from the University of Hartford.

EXECUTIVE COMPENSATION
Our named executive officers (“NEOs”) for the fiscal year ended March 31, 2022 (“Fiscal 2021”), each of whom is an employee of RSI, are as follows:
•	Matthew Gline, Chief Executive Officer;
•	Eric Venker, President and Chief Operating Officer; and
•	Mayukh Sukhatme, President and Chief Investment Officer.
Summary Compensation Table
The following table sets forth information regarding the compensation paid to the NEOs for the fiscal years noted.
Name and Principal Position(1)	Fiscal Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
Matthew Gline Principal Executive Officer	2021	$725,000	$710,500	$9,500,630	$19,513,106	—	$10,795	$30,460,032
	2020	$350,000	$455,000	—	$7,497,000	—	$8,550	$8,310,550
Eric Venker, M.D., Pharm.D. President and Chief Operating Officer	2021	$620,000	$279,493	$9,500,630	$13,826,290	—	$81,888	$24,308,300
	2020	$275,000	$455,000	$5,734,500	$3,748,500	—	$83,550	$10,296,550
Mayukh Sukhatme, M.D. President and Chief Investment Officer	2021	$450,000	$441,000	—	$16,578,239	—	$19,186	$17,488,425
(1)
Dr. Sukhatme’s compensation is shown for Fiscal 2021 only, as he was not a named executive officer for the fiscal year ended March 31, 2021 (“Fiscal 2020”). Mr. Gline has served as our Chief Executive Officer since January 2021 and previously served as our Chief Financial Officer from September 2017 through his appointment as Chief Executive Officer. Dr. Venker has served as our President and Chief Operating Officer since January 2021 and previously served as Chief Operating Officer from November 2018. The increase in compensation between Fiscal 2020 and Fiscal 2021 for both Mr. Gline and Dr. Venker was attributable to their respective changes in roles and the completion of the Business Combination in Fiscal 2021.

(2)
The amounts reported in this column reflect the annual cash discretionary performance bonus paid to each of the NEOs in respect of Fiscal 2021, which were earned and paid based on an assessment by the Board of Directors of both overall Company and individual performance during Fiscal 2021.

(3)
The amounts reported in this column represent the aggregate grant date fair value of the awards of restricted stock units (“RSUs”) and nonqualified stock options granted to each of the NEOs during Fiscal 2021 under the Roivant Sciences Ltd. Amended and Restated 2015 Equity Incentive Plan (“2015 EIP”) and as described in further detail below. The grant date fair value was calculated in accordance with Topic 718, excluding the effect of estimated forfeitures. The amounts reported for any awards subject to performance conditions were calculated based on the probable outcome of the performance conditions as of the grant date, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under Topic 718, excluding the effect of estimated forfeitures. The assumptions used in calculating such grant date fair value are set forth in the notes to Roivant’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K previously filed with the SEC. Amounts reported do not reflect the actual economic value that may be realized by the applicable NEO.

The grant date fair value of the RSUs granted to Mr. Gline and Dr. Venker in Fiscal 2021, if the maximum level of the applicable performance conditions were achieved, is $9,500,630.
The following are the grant date fair values of the stock options and CVARs, as applicable, granted to the NEOs in Fiscal 2021, if the maximum level of the applicable performance conditions were achieved: Mr. Gline ($19,513,106), Dr. Venker ($13,826,290) and Dr. Sukhatme ($16,578,239).
In March 2020, the Company granted CVARs that will pay at settlement the excess in shares of (a) the lesser of (i) the fair market value of a common share as of the settlement date or (ii) the cap of $12.68, over (b) the hurdle price of either $6.40 or $11.50, as applicable to each grant. On March 30, 2022, the Company amended the outstanding CVARs that were granted in March 2020. Pursuant to the amendment, in the event any CVARs have satisfied the time-based service and liquidity event vesting requirements (“service-vested CVARs”) but have not satisfied the applicable hurdle price on an applicable measurement date, then such service-vested CVARs will be deemed to remain outstanding and the applicable award holder will be provided the right to earn such service-vested CVARs if the hurdle price is satisfied on subsequent annual “hurdle measurement dates” prior to the original expiration date of the CVARs, being March 31, 2026. The “hurdle measurement dates” are March 30 of each of years 2023 through 2026. If the hurdle price is not satisfied on any such subsequent annual hurdle measurement date prior to the expiration date of the CVARs, then the CVARs will be forfeited in their entirety on the expiration date. This amendment was accounted for as a modification and resulted in incremental fair value, which is reflected in the amounts included in this column. In the case of Mr. Gline, $1,736,459 of incremental value is included in the total as a result of the amendment described above. In the case of Dr. Sukhatme, $2,751,970 of incremental value is included in the total as a result of the amendment described above. Dr. Venker does not hold any CVARs and therefore did not receive any incremental value as a result of the amendment described above.

(4)	The amounts reported for Fiscal 2021 in this column reflect the following:
(a)	For Mr. Gline, reflects (i) matching contributions under RSI’s 401(k) plan ($9,150), (ii) cell phone reimbursement ($600) and (iii) group life insurance coverage ($270);
(b)
For Dr. Venker, reflects (i) fees received by Dr. Venker in Fiscal 2021 for his service on the boards of directors of certain private company affiliates of Roivant ($65,625), (ii) matching contributions under RSI’s 401(k) plan ($12,167), (iii) reimbursement of UK taxes in connection with his board service as described in clause (i) above ($997), (iv) cell phone reimbursement ($600) and (v) group life insurance coverage ($270); and

(c)	For Dr. Sukhatme, reflects (i) certain legal fees paid on his behalf ($13,260), (ii) commuter benefits ($3,992), (iii) cell phone reimbursement ($600) and (iv) group life insurance coverage ($450).
Narrative to Summary Compensation Table
Employment Agreements
We have entered into employment agreements with each of our named executive officers which are described in further detail below and which generally include the officer’s base compensation, annual bonus opportunity, entitlement to participate in our health and welfare benefit plans and certain restrictive covenants and severance entitlements on qualifying terminations of employment.
Matthew Gline
Mr. Gline is party to an employment agreement with RSI, dated May 14, 2021, which provides for at-will employment and no specified term of employment. Pursuant to Mr. Gline’s employment agreement, Mr. Gline’s annual base salary is $725,000, which is subject to adjustment at the discretion of the Board of Directors or the Compensation Committee of the Board of Directors. In addition, Mr. Gline is eligible to receive a discretionary annual performance bonus, with a target annual bonus equal to 100% of his annual base salary. The actual amount of any annual bonus will be based on an assessment by the Compensation Committee of Mr. Gline’s performance, as well as business conditions at the Company. Mr. Gline will also be eligible to receive discretionary periodic or annual equity incentive awards, based on Mr. Gline’s performance and business conditions at the Company, as determined in the sole discretion of the Compensation Committee. Mr. Gline is also entitled to participate in the employee benefit plans and programs (including any medical, dental, vision, life and disability insurance benefit plans and 401(k) plan) as provided by RSI to similarly situated full-time employees from time to time.
Pursuant to Mr. Gline’s employment agreement, in the event Mr. Gline’s employment is terminated by RSI without “cause” (other than due to Mr. Gline’s death or “disability”) or Mr. Gline resigns for “good reason” (each as defined in Mr. Gline’s employment agreement), then, subject to Mr. Gline’s timely execution and non-revocation of a release of claims and continued compliance with applicable restrictive covenants, Mr. Gline will be entitled to receive (i) continued payment of his base salary for 12 months following the date of his termination, payable in accordance with RSI’s customary payroll procedures, (ii) an amount equal to his target annual bonus for the year of termination, payable in 12 equal monthly installments following the date of his termination and (iii) monthly reimbursement of COBRA premiums (less active employee rates) for 12 months following the date of his termination (or, if earlier, until the date Mr. Gline becomes eligible for coverage under a subsequent employer’s group health insurance plan).
Pursuant to Mr. Gline’s employment agreement, in the event of a termination of Mr. Gline’s employment due to his death or disability, to the extent not already provided under the applicable award agreements and subject to the execution and non-revocation of a release of claims and continued compliance with applicable restrictive covenants, all service-based vesting conditions with respect to 50% of Mr. Gline’s then-outstanding equity awards granted prior to March 31, 2021 will be immediately waived, and will thereafter otherwise remain subject to the other existing terms and conditions of such awards (including the achievement of any applicable performance-based vesting conditions and any liquidity event vesting conditions, as the case may be). In addition, pursuant to the terms of Mr. Gline’s outstanding nonqualified performance-based stock options to purchase common shares under the 2015 EIP (“Performance Options”) and CVARs granted prior to March 31, 2021, in the event Mr. Gline’s employment is terminated by RSI without cause, due to Mr. Gline’s death or disability or Mr. Gline resigns for any reason (with or without good reason), subject to Mr. Gline’s timely execution and non-revocation of a release of claims and continued compliance with applicable restrictive covenants, all service-based vesting conditions with respect to 50% of Mr. Gline’s then-outstanding Performance Options and CVARs will be immediately waived, and will thereafter otherwise remain subject to the other existing terms and conditions of such awards (including the achievement of any applicable performance-based vesting conditions and any liquidity event vesting conditions, as the case may be).

Eric Venker
Dr. Venker is party to an employment agreement with RSI, dated May 14, 2021, which provides for at-will employment and no specified term of employment. Pursuant to Dr. Venker’s employment agreement, Dr. Venker’s annual base salary is $620,000, which is subject to adjustment at the discretion of the Compensation Committee. In addition, Dr. Venker is entitled to receive quarterly board fees in the amount of $3,125 per fiscal quarter (or such other amount as may be determined by Roivant) in respect of each private company affiliate of Roivant based in the United Kingdom for which Dr. Venker serves as a member of the board of directors. Dr. Venker’s annual base salary is reduced by the aggregate annual amount of such board fees payable to Dr. Venker. Dr. Venker is also eligible to receive a discretionary annual performance bonus, with a target annual bonus equal to 55% of his annual base salary (without giving effect to any reductions in such base salary for board fees). The actual amount of any annual bonus will be based on an assessment by the Compensation Committee of Dr. Venker’s performance, as well as business conditions at the Company. Dr. Venker will also be eligible to receive discretionary periodic or annual equity incentive awards, based on Dr. Venker’s performance and business conditions at the Company, as determined in the sole discretion of the Compensation Committee. Dr. Venker is also entitled to participate in the employee benefit plans and programs (including any medical, dental, vision, life and disability insurance benefit plans and 401(k) plan) as provided by RSI to similarly situated full-time employees from time to time.
Pursuant to Dr. Venker’s employment agreement, in the event Dr. Venker’s employment is terminated by RSI without “cause” (other than due to Dr. Venker’s death or “disability”) or Dr. Venker resigns for “good reason” (each as defined in Dr. Venker’s employment agreement), then, subject to Dr. Venker’s timely execution and non-revocation of a release of claims and continued compliance with applicable restrictive covenants, Dr. Venker will be entitled to receive (i) continued payment of his base salary (without giving effect to any reductions in such base salary for board fees) for 12 months following the date of his termination, payable in accordance with RSI’s customary payroll procedures, (ii) an amount equal to his target annual bonus for the year of termination, payable in 12 equal monthly installments following the date of his termination and (iii) monthly reimbursement of COBRA premiums (less active employee rates) for 12 months following the date of his termination (or, if earlier, until the date Dr. Venker becomes eligible for coverage under a subsequent employer’s group health insurance plan).
In addition, in the event of a termination of Dr. Venker’s employment due to his death or disability, subject to the execution and non-revocation of a release of claims and continued compliance with applicable restrictive covenants, all service-based vesting conditions with respect to 50% of Dr. Venker’s then-outstanding equity awards granted prior to March 31, 2021 will be immediately waived, and will thereafter otherwise remain subject to the other existing terms and conditions of such awards (including the achievement of any applicable performance-based vesting conditions and any liquidity event vesting conditions, as the case may be).
Mayukh Sukhatme
Dr. Sukhatme is party to an employment agreement with RSI, dated May 19, 2020, which provides for at-will employment and no specified term of employment. Pursuant to Dr. Sukhatme’s employment agreement, Dr. Sukhatme’s annual base salary is $350,000, which may be adjusted upward (but not downward) from time to time in the discretion of the Board of Directors or the board of directors of RSI. Dr. Sukhatme is also eligible to receive a discretionary annual performance bonus, with a target annual bonus equal to 100% of his annual base salary. The actual amount of any annual bonus will be based on an assessment by the CEO of Dr. Sukhatme’s performance, as well as business conditions at the Company. Dr. Sukhatme will also be eligible to receive discretionary periodic or annual equity incentive awards based on his performance and business conditions at the Company, as determined in the sole discretion of Board of Directors or, if applicable, the board of directors of RSI. Dr. Sukhatme is also entitled to participate in the employee benefit plans and programs (including any medical, dental, vision, life and disability insurance benefit plans and 401(k) plan) as provided by RSI to similarly situated full-time employees from time to time.
Pursuant to Dr. Sukhatme’s employment agreement, in the event Dr. Sukhatme’s employment is terminated by RSI without “cause” (other than due to Dr. Sukhatme’s death or “disability”) or Dr. Sukhatme resigns for “good reason” (each as defined in Dr. Sukhatme’s employment agreement), then, subject to Dr. Sukhatme’s timely execution and non-revocation of a release of claims and continued compliance with applicable restrictive covenants, Dr. Sukhatme will be entitled to receive (i) continued payment of his base salary for 12 months following the date of his termination, payable in accordance with RSI’s customary payroll procedures, (ii) an amount equal to his target annual bonus for the year of termination (disregarding any reduction in base salary or target annual bonus that constitutes good reason), payable in 12 equal monthly installments following the date of his termination and (iii) monthly reimbursement of COBRA premiums (less active employee rates) for 12 months following the date of his termination (or, if earlier, until the date Dr. Sukhatme becomes eligible for coverage under a subsequent employer’s group health insurance plan).
In addition, in the event of a termination of Dr. Sukhatme’s employment due to his death or disability, subject to the execution and non-revocation of a release of claims and continued compliance with applicable restrictive covenants, all service-based vesting conditions with respect to 50% of Dr. Sukhatme’s then-outstanding equity awards which are unvested will be immediately waived, and will thereafter otherwise remain subject to the other existing terms and conditions of such awards (including the achievement of any applicable performance-based vesting conditions and any liquidity event vesting conditions, as the case may be).
Restrictive Covenants
The employment agreements for each of the NEOs provide for customary non-competition and non-solicitation covenants that apply during the term of the NEO’s employment and at least 12 months thereafter. In addition, the employment agreements contain standard confidentiality and non-disparagement provisions that apply during the term of the NEO’s employment and perpetually thereafter.
Other Compensation Plans
Amended and Restated 2015 Equity Incentive Plan
We maintain the Amended and Restated Roivant Sciences Ltd. 2015 Equity Incentive Plan (the “2015 EIP”), under which eligible participants may be granted equity awards. Following the completion of the Business Combination in September 2021, no further awards will be granted under the 2015 EIP. Any awards outstanding under the 2015 EIP will remain subject to the terms of the 2015 EIP and the applicable award agreement. There are currently awards of nonqualified stock options (including performance options), RSUs and CVARs outstanding under the 2015 EIP.
The 2015 EIP provides that, in the event of a “change in control” (as defined in the 2015 EIP), the Board of Directors may take certain actions with respect to outstanding awards, including the continuation or assumption of awards, substitution or replacement of awards by a successor entity, acceleration of vesting and lapse of restrictions or cancellation of awards in consideration of a payment.
2021 Equity Incentive Plan
The Roivant Sciences Ltd. 2021 Equity Incentive Plan (the “2021 EIP”) was approved by our shareholders in connection with the Business Combination and became effective on September 29, 2021. The 2021 EIP is administered by the Board of Directors, which may delegate its duties and responsibilities to one or more committees of its directors (referred to collectively as the “plan administrator”), and provides for the grant of equity-based awards to our employees, consultants and directors (including individuals who have accepted an offer of employment or service from us or our affiliates) in the form of stock options (incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, restricted stock units, performance awards or other stock-based awards.
As of March 31, 2022, 59,373,756 shares of our common shares were available for issuance pursuant to the 2021 EIP. The number of common shares available for issuance under the 2021 EIP is subject to an annual increase on April 1 of each year beginning with the 2022 fiscal year, equal to the lesser of (i) 5% of the common shares outstanding as of the last day of the immediately preceding fiscal year of the Company and (ii) a number of common shares as determined by the Board of Directors. On April 1, 2022, pursuant to this annual “evergreen” increase, the number of common shares available for issuance under the 2021 EIP was increased by 34,748,798 shares.
In the event of a “change in control,” as defined in the 2021 EIP, the Compensation Committee may take certain actions with respect to outstanding awards, including the continuation or assumption of awards, substitution or replacement of awards by a successor entity, acceleration of vesting and lapse of restrictions, determination of the attainment of performance conditions for performance awards or cancellation of awards in consideration of a payment.

Roivant Sciences Ltd. 2021 Employee Stock Purchase Plan
Our 2021 Employee Stock Purchase Plan (the “ESPP”) was approved by our shareholders and became effective in connection with the Business Combination. The ESPP is administered by the Compensation Committee and provides our employees and employees of certain participating subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of our common shares. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986 (the “Code”).
As of March 31, 2022, 13,900,000 shares of our common shares were available for issuance under the ESPP. The number of shares available for issuance under the ESPP is subject to an annual increase on April 1 of each year, equal to the least of (i) 13,900,000 common shares, (ii) 1% of the aggregate number of common shares outstanding (on a fully diluted basis) on the last day of the immediately preceding fiscal year of the Company and (iii) a number of common shares as determined by the Board of Directors. The overall maximum shares of our common shares that may be issued under the ESPP (including shares added pursuant to the annual increase described above) is 147,447,650 shares. On April 1, 2022, pursuant to this annual “evergreen” increase, the number of common shares available for issuance under the ESPP was increased by 6,949,760 shares. To date, no offering period has yet been initiated under the ESPP.
Benefit Plan
Our NEOs participate in employee benefit programs available to its employees generally, including health, dental and vision insurance and a tax-qualified 401(k) plan maintained by RSI. Neither Roivant nor its subsidiaries maintained any executive-specific benefit or perquisite programs in Fiscal 2021.
Under RSI’s 401(k) plan, eligible employees (including the NEOs) are able to defer up to 90% of their eligible compensation subject to applicable annual limits under the Internal Revenue Code. All participants are 100% vested in their deferrals when contributed. Currently, RSI provides matching contributions for employees’ pre-tax contributions on a dollar-for-dollar basis up to $9,150 per calendar year per employee. These matching contributions generally become vested after two years of service by an employee.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth information concerning outstanding equity awards for the NEOs as of the end of Fiscal 2021. At the consummation of the Business Combination, each outstanding equity award reflected in the table below was equitably adjusted in accordance with the terms of the Business Combination Agreement and the 2015 EIP. The amounts set forth in the table reflects these adjustments. For additional details regarding the treatment of outstanding equity awards held by the NEOs in connection with the Business Combination, see “Treatment of Equity Awards in Connection with the Business Combination” below.
OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR END(1)
	Option Awards					Stock Awards
Name	Grant Date	Numbers of Securities Underlying Unexercised Options (#) Exercisable	Numbers of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Matthew Gline	4/20/2016	234,096	—	$4.06	4/19/2026	—	—
	5/21/2018	219,066	12,127(2)	$7.99	5/20/2028	—	—
	5/20/2019	—	—	—	—	213,370(3)	1,054,048(3)
	3/26/2020	767,087	596,624(4)	$12.68	3/31/2026	—	—
	3/26/2020	1,278,479	994,373(4)	$12.68	3/31/2026	—	—
	3/26/2020	767,087	596,624(5)	$6.40(6)	3/31/2026	—	—
	3/26/2020	1,278,479	994,373(5)	$11.50(6)	3/31/2026	—	—
	5/20/2020	402,352	475,508(2)	$13.07	5/19/2030	—	—
	5/2/2021	—	1,125,460(2)	$10.00	5/1/2031	—	—
	5/2/2021	—	1,406,826(2)	$10.00	5/1/2031	—	—
	5/20/2021	—	—	—	—	950,063(3)	4,693,311(3)
Eric Venker	11/20/2017	260,326	—	$7.45	11/19/2027	—	—
	5/21/2018	65,891	4,811(2)	$7.99	5/20/2028	—	—
	5/20/2019	207,315	85,305(2)	$10.96	5/19/2029	—	—
	3/26/2020	664,811	517,072(4)	$15.85	3/31/2026	—	—
	5/20/2020	—	—	—	—	237,754(3)	1,174,505(3)
	5/20/2020	201,176	237,754(2)	$13.07	5/19/2030	—	—
	5/2/2021	—	562,731(2)	$10.00	5/1/2031	—	—
	5/2/2021	—	1,406,826(2)	$10.00	5/1/2031	—	—
	5/20/2021	—	—	—	—	950,063(3)	4,693,311(3)
Mayukh Sukhatme	5/20/2019	585,240	3,072,510(2)	$10.96	5/19/2029	—	—
	3/26/2020	1,431,897	1,113,698(4)	$12.68	3/31/2026	—	—
	3/26/2020	767,087	596,624(4)	$12.68	3/31/2026	—	—
	3/26/2020	1,431,897	1,113,698(5)	$6.40(6)	3/31/2026	—	—
	3/26/2020	767,087	596,624(5)	$11.50(6)	3/31/2026	—	—
	5/2/2021	—	1,969,554(2)	$10.00	5/1/2031	—	—
(1)
Pursuant to the terms of the Business Combination Agreement, effective as of the closing of the Business Combination on September 30, 2021, outstanding equity awards were adjusted as follows: (i) each share subject to an outstanding Roivant option was multiplied by the exchange ratio of 2.9262:1 (the “Exchange Ratio”), rounded down to the nearest whole share, and the per share exercise price was divided by the Exchange Ratio, rounded up to the nearest whole cent, (ii) each share subject to an outstanding and unvested RSU was multiplied by the Exchange Ratio, rounded down to the nearest whole share, and (iii) each share subject to a CVAR was multiplied by the Exchange Ratio, rounded down to the nearest whole share, and the per share hurdle price, “knock-in” price and value cap price, as applicable, was divided by the Exchange Ratio, rounded up to the nearest whole cent, as described further below under “Treatment of Equity Awards in Connection with the Business Combination.” The numbers in the table reflect the share numbers outstanding as of March 31, 2022 and these adjustments that occurred in connection with the closing of the Business Combination on September 30, 2021.

(2)
Reflects the grant of nonqualified stock options to purchase common shares outstanding under the 2015 EIP that vest and become exercisable as follows: (i) 25% of the stock options vest and become exercisable on the first anniversary of the vesting commencement date and (ii) the remaining 75% vest in 36 successive equal monthly installments thereafter, in each case, subject to the holder’s continuous service through the applicable vesting date (except that, solely in the case of the May 20, 2019 grant of nonqualified stock options to Dr. Sukhatme, the vesting schedule is as follows: 6%, 10%, 14%, 18%, 22%, 30% of the stock options vest and become exercisable on the first, second, third, fourth, fifth and sixth anniversary of the vesting commencement date, respectively). For stock options held by Mr. Gline and Dr. Venker that were granted in 2017 or 2018, immediately prior to (and contingent upon) the occurrence of a “change in control” (as defined in the 2015 EIP), the stock options will become fully vested. For stock options held by the NEOs that were granted after 2018, in the event the NEO’s employment is involuntarily terminated without “cause” (as defined in the 2015 EIP and the applicable award agreement) (other than in the case of death or Disability (as defined in the applicable employment agreement)) within 12 months following the consummation of a “change in control,” the stock options will become fully vested. In the event of a termination of the NEO’s employment due to the NEO’s death or Disability, all service-based vesting conditions (including any requirement that the NEO be employed at the time of achievement of an applicable performance-based vesting condition) with respect to fifty percent (50%) of each of NEO’s equity incentive awards that were granted prior to March 31, 2021 under the 2015 EIP and that are outstanding as of the Termination Date (as defined in the applicable employment agreement) shall be immediately waived; provided that, such equity awards shall remain subject to any additional vesting conditions or other terms and conditions otherwise applicable to such awards, including the achievement of any applicable performance-based vesting conditions and any condition requiring the occurrence of a liquidity event.
(3)
Reflects the grant of RSUs outstanding under the 2015 EIP that vest upon the satisfaction of both a “service requirement” and a “liquidity event requirement.” The service requirement applicable to the RSUs is satisfied as follows: (i) 25% of the RSUs satisfy the service requirement on the first anniversary of the vesting commencement date and (ii) the remaining 75% of the RSUs satisfy the service requirement in 36 successive equal monthly installments thereafter, in each case, subject to the holder’s continuous service through the applicable vesting date. The liquidity event requirement will be satisfied upon the first to occur of a “change in control” or “initial public offering” of Roivant (as defined in the 2015 EIP and the applicable award agreement) prior to the expiration date of the RSUs, which is eight years from the grant date. The number of RSUs reflected in the table above assumes full attainment of the liquidity event requirement, which was satisfied on the closing of the Business Combination. The market value of the RSUs reflected in the table above is based on a share price of $4.94 per share, the fair market value of common shares as of March 31, 2022. In the event the NEO’s employment is involuntarily terminated for any reason other than for “cause” (other than due to death or Disability) within 12 months following the consummation of a “change in control,” the RSUs will become fully vested. In the event of a termination of the NEO’s employment due to the NEO’s death or Disability, all service-based vesting conditions (including any requirement that the NEO be employed at the time of achievement of an applicable performance-based vesting condition) with respect to fifty percent (50%) of each of the NEO’s equity incentive awards that were granted prior to March 31, 2021 under the 2015 EIP and that are outstanding as of the Termination Date (as defined in the applicable employment agreement) shall be immediately waived; provided that, such equity awards shall remain subject to any additional vesting conditions or other terms and conditions otherwise applicable to such awards, including the achievement of any applicable performance-based vesting conditions and any condition requiring the occurrence of a liquidity event.

(4)
Reflects the grant of Performance Options that vest and become exercisable upon the satisfaction of both a “service requirement” and a “liquidity event requirement.” The service requirement applicable to the Performance Options is satisfied as follows: (i) 25% of the Performance Options satisfied the service requirement on December 27, 2020 and (ii) the remaining 75% of the Performance Options satisfy the service requirement in 36 successive equal monthly installments thereafter, in each case, subject to the holder’s continuous service through the applicable vesting date. The liquidity event requirement will be satisfied upon the first to occur of a “change in control” or “public listing” of Roivant (as defined in the 2015 EIP and the applicable award agreement) prior to the expiration date of the Performance Options. The number of Performance Options reflected in the table above reflects full attainment of the liquidity event requirement, which was satisfied on the closing of the Business Combination.

(5)
Reflects the grant of CVARs with respect to common shares outstanding under the 2015 EIP that vest upon the satisfaction of both a “service requirement” and a “liquidity event requirement.” The service requirement applicable to the CVARs is satisfied as follows: (i) 25% of the CVARs satisfied the service requirement on December 27, 2020 and (ii) the remaining 75% of the CVARs satisfy the service requirement in 36 successive equal monthly installments thereafter, in each case, subject to the holder’s continuous service through the applicable vesting date. The liquidity event requirement will be satisfied upon the first to occur of a “change in control” or “public listing” of Roivant (as defined in the 2015 EIP and the applicable award agreement) prior to the expiration date of the CVARs. To the extent the CVARs satisfy the vesting conditions, the CVARs will entitle the holder to a payment equal to the product of (i) the number of vested CVARs multiplied by (ii) the excess (if any) of (A) the fair market value of a common share as of the relevant date of determination (capped at $12.68 per share) over (B) the applicable hurdle price (as described in the footnote 6 below) (the “CVAR Amount”). However, for CVARs with a hurdle price of $6.40 per share, no CVAR Amount will be payable in respect of vested CVARs if the fair market value of a common share is less than $9.20 per share as of the relevant date of determination (the “knock-in condition”); instead, such CVARs will remain outstanding unless and until the knock-in condition is satisfied as of any applicable measurement date thereafter before the expiration date of the CVARs. Once payable, the CVARs will be settled in a number of common shares determined by dividing (i) the applicable CVAR Amount by (ii) the fair market value of a common share as of the applicable payment date. The number of CVARs reflected in the table above reflects full attainment of the liquidity event requirement, which was satisfied on the closing of the Business Combination. The CVARs were amended on March 30, 2022, as described in more detail below under “CVAR Amendment.”

(6)	This amount reflects the per share hurdle price applicable to this award of CVARs.
Treatment of Equity Awards in Connection with the Business Combination
In connection with the Business Combination, equity incentive awards then-outstanding under the 2015 EIP were equitably adjusted in accordance with the terms of the 2015 EIP and the Business Combination Agreement. Specifically, on the date of the consummation of the Business Combination:
•
each outstanding Roivant option, whether vested or unvested, was adjusted as follows: (i) the number of post-closing common shares subject to such Roivant option equals the product of (a) the number of common shares subject to the Roivant option before such adjustment, multiplied by (b) the “exchange ratio,” rounded down to the nearest whole share, and (ii) the per share exercise price of such Roivant option equals the quotient of (x) the per share exercise price at which the Roivant option was exercisable before such adjustment, divided by (y) the exchange ratio, rounded up to the nearest whole cent. Following such adjustment, the Roivant options otherwise remain subject to the same terms and conditions (including the applicable vesting, expiration and forfeiture provisions) as applied before such adjustment.
•
each outstanding and vested Roivant RSU was adjusted by multiplying (i) the number of common shares that were subject to the vested Roivant RSU before the adjustment by (ii) the exchange ratio, minus (iii) that number of post-closing common shares with a fair market value equal to all required withholding taxes due upon settlement of such vested Roivant RSU, which such vested Roivant RSUs will be settled (including as to timing) in accordance with the terms of the 2015 EIP and the applicable award agreement thereunder.

•
each outstanding unvested Roivant RSU was adjusted as follows: the number of post-closing common shares subject to such unvested Roivant RSU is equal to the product of (i) the number of common shares that were subject to the unvested Roivant RSU before the adjustment multiplied by (ii) the exchange ratio, rounded down to the nearest whole share. Following such adjustment, the unvested Roivant RSUs otherwise remain subject to the same terms and conditions (including the applicable vesting, expiration and forfeiture provisions) as applied before such adjustment.

•
each outstanding Roivant CVAR, whether vested or unvested, was adjusted as follows: (i) the number of post-closing common shares subject to such CVAR is equal to the product of (a) the number of common shares that were subject to the Roivant CVAR before the adjustment, multiplied by (b) the exchange ratio, rounded down to the nearest whole share, and (ii) the per share hurdle price, “knock-in” price and value cap price, as applicable, of such CVAR is equal to the quotient of (x) the per share hurdle price, “knock-in” price and value cap price, as applicable, applicable to the Roivant CVAR before the adjustment, divided by (y) the exchange ratio, rounded up to the nearest whole cent. Following such adjustment, and except as set forth below under “CVAR Amendment,” the Roivant CVARs remain subject to the same terms and conditions (including the applicable vesting, expiration and forfeiture provisions) as applied before such adjustment.

CVAR Amendment
On March 30, 2022, the Compensation Committee approved an amendment to the outstanding CVARs that were granted on March 26, 2020 under the 2015 EIP, including those CVARs held by our NEOs. Pursuant to the amendment, in the event any CVARs have satisfied all applicable vesting conditions but have not satisfied the applicable “hurdle price” on an applicable measurement date (i.e., the closing price per common share does not exceed the applicable hurdle price as of such applicable measurement date) as set forth in the CVAR Award Agreement, then such CVARs will be deemed to remain outstanding and the applicable award holder will be provided the right to earn such CVARs if the hurdle price is satisfied on a subsequent annual “hurdle measurement date” prior to the original expiration date of the CVARs (i.e., March 31, 2026). The “hurdle measurement dates” will be March 30 of each of years 2023 through 2026.
If the hurdle price is not satisfied on any such subsequent annual hurdle measurement date prior to the expiration date of the CVARs, then the CVARs will be forfeited in their entirety on the expiration date. If the hurdle price is satisfied on any such hurdle measurement date (i.e., as a result of the closing price per common share exceeding the applicable hurdle price as of such hurdle measurement date), then the applicable “CVAR Amount” in respect of such earned CVARs (which will be calculated based on the excess of the closing price per common share on the applicable hurdle measurement date (up to the existing “cap” price per common share) over the hurdle price) will be paid to the CVAR holder in common shares. The number of common shares to be delivered to the holder in respect of the applicable earned CVAR Amount will be based on the closing price per common share on the applicable payment date of the CVAR Amount (or portion thereof).
Except as summarized above, the material terms and conditions of the CVARs, including any applicable service-based vesting conditions which have not been previously satisfied, remain unchanged. If a CVAR’s hurdle price is satisfied on the originally scheduled measurement date for any CVARs, then the terms of this amendment will not apply to such CVARs (i.e., such CVARs will payout in accordance with their existing terms and will not again be tested on any subsequent hurdle measurement date). The number of the CVARs originally granted to the holders (including our NEOs), as well as the applicable hurdle, cap, and “knock-in” prices and the expiration and service-vesting dates applicable to the CVARs, remain unchanged as a result of the amendment.
Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of March 31, 2022:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(#)(1)	Weighted average exercise price of outstanding options, warrants, and rights (b)($)(2)	Number of securities to be issued upon settlement of outstanding RSUs and CVARs (c)(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a) and (c)) (d)(4)
Equity compensation plans approved by shareholders
2021 Equity Incentive Plan	1,065,662	7.29	8,860,582	59,373,756
2021 Employee Stock Purchase Plan	—	—	—	13,900,000
Amended and Restated 2015 Equity Incentive Plan	82,848,758	11.39	52,362,245	—
Amended and Restated 2015 Restricted Stock Unit Plan	—	—	585,229	—
Equity compensation plans not approved by shareholders	—	—	—	—
Total	83,914,420	11.34	61,808,056	73,273,756
(1)
Excludes RSU and CVAR awards, which are not exercisable and do not have an exercise price. RSU and CVAR award information is included in column c. Also excludes 101,436 options that were issued under the 2015 EIP and were vested and exercised, but were pending settlement and not yet settled, as of March 31, 2022.

(2)	The weighted-average exercise price set forth in this column is calculated excluding outstanding RSU and CVAR awards, which do not have an exercise price.
(3)
Excludes 2,696,786 RSU awards that were issued under the 2015 EIP and were vested and released, but were pending settlement and not yet settled, as of March 31, 2022. This column reflects the maximum number of securities to be issued upon settlement of outstanding CVARs and RSU awards. For CVARs granted under the Amended 2015 EIP on March 26, 2020, and amended on March 30, 2022, as described further above under “CVAR Amendment,” to the extent the CVARs satisfy their vesting conditions, the CVARs will entitle the holder to a payment equal to the product of (i) the number of vested CVARs multiplied by (ii) the excess (if any) of (A) the fair market value of a common share as of the relevant date of determination (capped at $12.68 per share) over (B) the applicable hurdle price, in certain cases subject to a “knock-in“ condition. For CVARs granted under the 2021 EIP (“2021 CVARs”), the CVARs are eligible to vest based on the satisfaction of service-based and performance-based vesting requirements. The performance-based vesting requirement was achieved in December 2021. Vested 2021 CVARs will be settled in common shares, up to a specified cap price.

(4)
Represents 59,373,756 shares available for purchase under the 2021 EIP, 13,900,000 shares available for issuance under the ESPP and zero shares available under the 2015 EIP. In connection with the Business Combination in 2021, no further awards will be granted under the 2015 Equity incentive plan. Excludes 101,436 options that were issued under the 2015 EIP and were vested and exercised, but were pending settlement and not yet settled, as of March  31, 2022, and 2,696,786  RSU awards that were issued under the 2015 EIP and were vested and released, but were pending settlement and not yet settled, as of March 31, 2022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common shares as of July 1, 2022 by:
•	each person known by the Company to be the beneficial owner of more than 5% of outstanding common shares;
•	the Company’s named executive officers for the fiscal year ended March 31, 2022;
•	the Company’s directors; and
•	all executive officers and directors of the Company as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and restricted stock units that vest within 60 days. The ownership percentages set forth in the table below are based on 701,171,465 common shares issued and outstanding as of July 1, 2022 and unless otherwise noted below, do not take into account the issuance of any common shares issuable (i) upon exercise of our outstanding public warrants and our outstanding private placement warrants or (ii) underlying vested incentive equity awards, where the number of shares underlying such awards is not determinable until the actual payment date of such awards. For information on the ownership of incentive equity awards by our NEOs, please refer to “Executive Compensation—Outstanding Equity Awards at Fiscal Year End.” However, shares that a person has the right to acquire within 60 days of July 1, 2022 are deemed issued and outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed issued and outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, we believe the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common shares.
Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of common stock beneficially owned by such person. Except as otherwise noted below, the address for persons or entities listed in the table is c/o Roivant Sciences Ltd., Suite 1, 3rd Floor, 11-12 St. James’s Square, London SW1Y 4LB, United Kingdom.
Name of Beneficial Owner	Number of Common Shares	Ownership %
5% Shareholders (excluding Directors):
SVF Investments(1)	99,375,586	14.2
QVT Entities(2)	129,393,817	18.5
Dexxon Holdings(3)	98,849,443	14.1
Viking Global Entities(4)	88,238,700	12.6
Sumitomo Pharma(5)	86,367,360	12.3

Directors and Named Executive Officers:
Matthew Gline	4,594,309	*
Chief Executive Officer
Eric Venker	2,461,660	*
President and Chief Operating Officer
Mayukh Sukhatme(6)	9,001,441	1.3
President and Chief Investment Officer
Vivek Ramaswamy	78,092,606	10.8
Director
Daniel Gold	—	—
Director
Keith Manchester	—	—
Director

Name of Beneficial Owner	Number of Common Shares	Ownership %
Ilan Oren	—	—
Director
Masayo Tada	—	—
Director
James C. Momtazee	—	—
Director
Andrew Lo	690,583	*
Director
Melissa Epperly	—	—
Director
All directors and executive officers as a group (13 persons)	95,411,352	13.0
*	Less than 1%
(1)
Securities held of record by SVF Investments (UK) Limited (“SVF Investments”). SVF GP (Jersey) Limited is the general partner of Softbank Vision Fund LP, which is the managing member of SVF Holdings (UK) LLP (“SVF Holdings”), which is the sole owner of SVF Investments. SB Investment Advisers (UK) Limited (“SBIA UK”) has been appointed by SVF GP (Jersey) Limited as the alternative investment fund manager (“AIFM”) of SoftBank Vision Fund LP. SBIA UK is authorized and regulated by the UK Financial Conduct Authority and is exclusively responsible for making all decisions related to the acquisition, structuring, financing and disposal of SoftBank Vision Fund LP’s investments. Voting and investment determinations with respect to the securities held of record by SVF Investments are made by the board of directors of SBIA UK, which consists of Rajeev Misra, Saleh Romeih, Kalika Jayasekera and Neil Hadley. Accordingly, each of the foregoing entities and individuals may be deemed to share beneficial ownership of the securities held of record by SVF Investments. Each of them disclaims any such beneficial ownership. The registered address for Softbank Vision Fund LP and SVF GP (Jersey) Limited is Aztec Group House 11-15 Seaton Place, St. Helier, Y9 JE40QH. The principal address of SVF Investments, SVF Holdings, and SBIA UK is 69 Grosvenor Street, London, United Kingdom W1K 3JP.

(2)
Consists of common shares held by QVT Financial Investment Cayman Ltd., QVT Roiv Hldgs Offshore Ltd., QVT Roiv Hldgs Onshore Ltd., QVT Deferred Compensation Holdings Ltd., QVT P&E Roiv Hldgs Ltd. and Fourth Avenue Capital Partners LP (together, the “QVT Entities”). Fourth Avenue Capital Partners GP LLC may be deemed to share beneficial ownership of the common shares held by Fourth Avenue Capital Partners LP. Each of QVT Financial LP and QVT Financial GP LLC may be deemed to share beneficial ownership of the common shares held by the QVT Entities. The Managing Members of QVT Financial GP LLC and Fourth Avenue Capital Partners GP LLC are Daniel Gold, Nicholas Brumm, Arthur Chu and Tracy Fu, each of whom disclaims beneficial ownership of the securities held by the QVT Entities. The principal business address for the QVT Entities, QVT Financial LP, QVT Financial GP LLC, Fourth Avenue Capital Partners GP LLC and the Managing Members is 888 Seventh Avenue, 27th Floor, New York, NY 10106.

(3)
Consists of common shares held by Dexxon Holdings Ltd. (“Dexxon Holdings”) and Dexcel Pharma Technologies Ltd. (“Dexcel Pharma”). Dan Oren is the sole shareholder and sole director of Dexxon Holdings and the ultimate (indirect) sole shareholder and the Executive Chairman of Dexcel Pharma. As such, each of Dexxon Holdings, Dexcel Pharma and Dan Oren may be deemed to share beneficial ownership of the common shares. The principal business address of Dexxon Holdings and Dan Oren is 1 Dexcel Street, Or Akiva, 3060000, Israel. The principal business address of Dexcel Pharma is 21 Nahum Haftzadi Street, Jerusalem, 9548402, Israel.

(4)
Consists of common shares held by Viking Global Equities Master Ltd. (“VGEM”), Viking Global Equities II LP (“VGEII”), Viking Long Fund Master Ltd. (“VLFM”) and Viking Global Opportunities Illiquid Investments Sub-Master LP (“Opportunities Fund,” and together with all of the preceding entities, the “Viking Global Entities”). VGEM has the power to dispose of and vote the shares directly owned by it, which power may be exercised by its investment manager, Viking Global Performance LLC (“VGP”), and by Viking Global Investors LP (“VGI”), which provides managerial services to VGEM. VGEII has the authority to dispose of and vote the shares directly owned by it, which power may be exercised by its general partner, VGP, and by VGI, which provides managerial services to VGEII. VLFM has the authority to dispose of and vote the shares directly owned by it, which power may be exercised by its investment manager, Viking Long Fund GP LLC (“VLFGP”), and by VGI, which provides managerial services to VLFM. Opportunities Fund has the authority to dispose of and vote the shares directly owned by it, which power may be exercised by its general partner, Viking Global Opportunities Portfolio GP LLC (“Opportunities GP”), and by VGI, which provides managerial services to Opportunities Fund. O. Andreas Halvorsen, David C. Ott and Rose Shabet, as Executive Committee members of Viking Global Partners LLC (the general partner of VGI), VGP, VLFGP and Viking Global Opportunities Parent GP LLC (the sole member of Viking Global Opportunities GP LLC, which is the sole member of Opportunities GP) have shared authority to direct the voting and disposition of investments beneficially owned by VGI, VGP, VLFGP and Opportunities GP. The business address of each of the Viking Global Entities is 55 Railroad Avenue, Greenwich, Connecticut 06830.

(5)	Consists of common shares held by Sumitomo Pharma Co., Ltd. (“Sumitomo”). The principal business address of Sumitomo is 6-8 Doshomachi 2-chome, Chuo-ku, Osaka 541-0045 Japan.
(6)	Includes 1,657,698 common shares held by Sukhatme Investments LLC.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a description of transactions occurring during our last fiscal year or currently proposed, to which (i) Roivant has been a participant, (ii) the amount involved exceeded or will exceed $120,000 and (iii) any of Roivant’s directors, executive officers or holders of more than 5% of Roivant’s share capital, or any members of their immediate family (collectively “Roivant Related Parties”), had or will have a direct or indirect material interest. Unless otherwise noted, the common share numbers disclosed in the transactions and/or agreements described below are presented without giving effect to the subdivision of the common shares that took place at the closing of the Business Combination.
Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting these criteria to which we have been or will be a party other than compensation arrangements, which are described where required under “Information About Roivant’s Directors” and “Executive Compensation.”
Transactions with Sumitomo Pharma Co., Ltd.
On October 31, 2019, we entered into a transaction agreement with Sumitomo Pharma (the “Sumitomo Transaction Agreement”), which closed on December 27, 2019 (the “Sumitomo Closing Date”). Pursuant to the Sumitomo Transaction Agreement, we transferred our entire ownership interest in Myovant, Urovant, Enzyvant, Altavant and Spirovant (collectively “Sumitovant Vants”) to a newly formed, wholly-owned entity (“Sumitovant”). Our ownership interest in Sumitovant was then transferred to Sumitomo, such that following the Sumitomo Closing Date, Sumitovant and its subsidiaries, including the Sumitovant Vants, were each directly or indirectly owned by Sumitomo.
Additionally, in connection with the Sumitomo Transaction Agreement, we (i) granted Sumitomo options to purchase all, or in the case of Dermavant, 75%, of our ownership interests in six other subsidiaries (Dermavant, Genevant, Lysovant, Metavant, Cytovant and Sinovant (collectively the “Option Vants”)), (ii) (a) transferred the proprietary technology platform DrugOme to Sumitomo (for which Roivant retains a perpetual royalty free license for internal use) and (b) licensed the Digital Innovation technology platform to Sumitomo (for which both parties retain ongoing access) and (iii) transferred 26,952,143 of our common shares to Sumitomo. On the Sumitomo Closing Date, the Company received approximately $3.0 billion in cash, resulting in a gain of $2.0 billion after taking into account all of the components of the transaction.
Concurrently with the Sumitomo Transaction Agreement, (i) Roivant, Sumitomo and Sumitovant entered into a transition services agreement, whereby each of the parties thereto agreed to provide certain services to one another at cost for a period of time following the Sumitomo Closing Date and (ii) Roivant and Sumitomo entered into a strategic cooperation agreement relating to certain ongoing technology-related collaborations between the parties. Pursuant to the terms of the transition services agreement and strategic cooperation agreement, we billed Sumitovant $1.0 million, net of amounts billed by Sumitovant to us during the fiscal year ended March 31, 2022, for costs incurred on behalf of Sumitovant. Additionally, during the fiscal year ended March 31, 2022, the Company paid Sumitomo a $1.0 million DrugOme access fee pursuant to the SCA.
In May 2021, we entered into an Asset Purchase Agreement with Sumitomo and its subsidiary Sumitomo Pharmaceuticals (Suzhou) Co., Ltd. (“SPC”) (the “Asset Purchase Agreement”). The transactions contemplated by the Asset Purchase Agreement closed in June 2021. Pursuant to the Asset Purchase Agreement: (i) Sumitomo terminated all of its existing options to acquire our equity interests in the Option Vants; (ii) we transferred and assigned to SPC all of our intellectual property, development, regulatory and commercialization rights to (a) lefamulin in Mainland China, Taiwan, Hong Kong, and Macau (collectively “Greater China”), (b) vibegron in Mainland China, (c) rodatristat ethyl in Greater China and South Korea, and (d) RVT-802 in Greater China and South Korea; (iii) we received a $5.0 million cash payment; and (iv) Sumitomo entered into an agreement with us in respect of certain future collaborations with Genevant.
On March 1, 2022, Roivant and Sumitomo amended the SCA. In connection with the amendment, Roivant agreed to pay Sumitomo an aggregate of $4.5 million. This consideration was expensed during the year ended March 31, 2022.
Certain Employment and Compensatory Arrangements
Brett Venker, currently Principal, Roivant Platforms, is the brother of Eric Venker, Roivant’s President and Chief Operating Officer. During the fiscal year ended March 31, 2022, Dr. Venker earned total cash compensation, consisting of salary, bonus, non-equity incentive plan compensation and other compensation, of $401,387 and was granted incentive equity awards with an aggregate grant date fair value, as computed in accordance with Topic 718, of $1,396,365.
Post-Business Combination Arrangements
In connection with our Business Combination, certain agreements with certain Roivant Related Parties were entered into pursuant to a Business Combination Agreement, dated as of May 1, 2021, as amended, by and among Roivant, MAAC and Rhine Merger Sub, Inc. (the “Business Combination Agreement”). The Business Combination closed on September 30, 2021 (the “Closing Date”).
Transaction Support Agreement
Concurrently with the signing of the Business Combination Agreement, certain shareholders of Roivant entered into a Transaction Support Agreement (collectively, the “Transaction Support Agreements”) with MAAC and Roivant, pursuant to which such shareholders of Roivant agreed, among other things, to certain covenants and agreements, to support, or that are otherwise related to, the Business Combination, including an agreement to terminate certain existing agreements between Roivant and such shareholders, an agreement to not transfer his, her or its common shares prior to the closing of the Business Combination (the “Closing”) and, in the case of certain Roivant shareholders also participating in the sale and issuance to certain institutional and accredited investors that entered into subscription agreements (such investors, the “PIPE Investors”) of an aggregate of 22,000,000 Class A common stock of MAAC, par value $0.0001 per share (the “MAAC Class A Shares”) at a purchase price of $10.00 per share, for aggregate gross proceeds of $220,000,000 (the “PIPE Financing”), certain covenants related to the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), to the extent applicable, with respect to the issuance of common shares to such shareholder in connection with the Business Combination.
Sponsor Support Agreement
Concurrently with the execution of the Business Combination Agreement, MAAC, Patient Square Capital LLC (the “MAAC Sponsor”), Roivant and certain insiders of MAAC (the “MAAC Insiders”), entered into the Sponsor Support Agreement, which was subsequently amended on June 9, 2021 to reflect both of MAAC’s independent directors (the “MAAC Independent Directors”) and Roivant entering into respective Lock-Up Agreements and further amended on September 30, 2021.
Pursuant to the Sponsor Support Agreement, among other things: (i) the MAAC Sponsor and the MAAC Insiders reaffirmed his, her or its obligations in existing arrangements with MAAC to vote in favor of each of the proposals to be voted upon at the meeting of MAAC stockholders in connection with the Business Combination, including approval of the Business Combination Agreement and the transactions contemplated thereby; (ii) the MAAC Sponsor waived any adjustment to the conversion ratio set forth in the governing documents of MAAC or any other anti-dilution or similar protection with respect to the Class B common stock of MAAC, par value $0.0001 per share (the “MAAC Class B Shares”) that may result from the transactions contemplated by the Business Combination; (iii) subject to, and conditioned upon, the occurrence of and effective as of, the Effective Time, the MAAC Sponsor and the MAAC Insiders agreed to terminate certain existing arrangements with MAAC, including existing registration rights and the existing lock-up obligations with respect to his, her or its MAAC Shares; (iv) the MAAC Sponsor and the MAAC Insiders that hold common shares immediately following the Closing Date prior to the effective time of the Business Combination (the “Effective Time”) will be granted the right to include his, her or its common shares in a resale registration statement filed in connection with the transactions contemplated by the Subscription Agreements following the Effective Time; (v) the MAAC Sponsor, Roivant and MAAC have each agreed to certain covenants related to the expiration or termination of the waiting period under the HSR Act with respect to the issuance of common shares to the MAAC Sponsor in connection with the Business Combination; and (vi) subject to, and conditioned upon the occurrence of, and effective as of immediately after, the Effective Time, (a) 2,033,591 shares of the common shares issued to the MAAC Sponsor and 10,000 shares of the common shares issued to each MAAC Independent Director, each in respect of its MAAC Class B Shares, will be subject to the vesting conditions described below and the other restrictions set forth in the Sponsor Support Agreement with respect to the twenty percent of the common shares issued to the MAAC Sponsor in respect of its MAAC Class B common shares that are be subject to the vesting conditions and other restrictions set forth in the Sponsor Support Agreement (the

“$15 Earn-Out Shares”) and (b) 1,016,796 shares of the common shares issued to the MAAC Sponsor and 5,000 shares of the common shares issued to each MAAC Independent Director, each in respect of its MAAC Class B Shares, will be subject to the vesting conditions described below and the other restrictions set forth in the Sponsor Support Agreement with respect to the ten percent of the common shares issued to the MAAC Sponsor in respect of its MAAC Class B common shares that are subject to the vesting conditions and other restrictions set forth in the Sponsor Support Agreement (the “$20 Earn-Out Shares”).
The $15 Earn-Out Shares will vest if the closing price of the common shares is greater than or equal to $15.00 over any twenty out of thirty trading day period prior to September 30, 2026 (the “vesting period”), and the $20 Earn-Out Shares will vest if the closing price of the common shares is greater than or equal to $20.00 over any twenty out of thirty trading day period during the vesting period. The vesting period will, if a definitive purchase agreement with respect to a Sale (as defined in the Sponsor Support Agreement) is entered into on or prior to the end of such period, be extended to the earlier of one day after the consummation of such Sale and the termination of such definitive transaction agreement, and if a Sale occurs during such vesting period, then all of the Earn-Out Shares unvested as of such time will automatically vest immediately prior to the consummation of such Sale. If any Earn-Out Shares have not vested on or prior to the end of such vesting period, then such Earn-Out Shares will be forfeited.
PIPE Agreements
Prior to the consummation of the Business Combination, MAAC and Roivant entered into subscription agreements (collectively, the “Subscription Agreements”) with certain institutional and accredited investors, including Sumitomo and certain of the Viking Global Entities, pursuant to which such investors agreed to subscribe for and purchase, and MAAC agreed to conduct the PIPE Financing. The PIPE Financing was consummated substantially concurrently with the closing of the Business Combination. Each MAAC Class A Share issued in the PIPE Financing was converted into one common share in connection with the closing of the Business Combination. The issuance of the common shares pursuant to the PIPE Financing was not registered the Securities Act and the common shares were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. The Subscription Agreements included provisions requiring us to provide certain customary registration rights to the investors in the PIPE Financing, which we satisfied by filing a registration statement.
Registration Rights Agreement
Concurrently with the execution of the Business Combination Agreement, certain Roivant shareholders entered into the Third Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which, among other things, certain Roivant shareholders party thereto, subject to certain exceptions, were granted certain customary registration rights.
Pursuant to the terms of the Registration Rights Agreement, Roivant is obligated to file a registration statement to register the resale of certain common shares within 30 days after the consummation of the Business Combination, which Roivant satisfied by filing a registration statement. In addition, pursuant to the terms of the Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised and other requirements, at any time after March 30, 2022, certain significant shareholders (as provided in the Registration Rights Agreement), if any, holding at least five percent (5.0%) of the then-outstanding number of registrable securities of Roivant who is party to the Registration Rights Agreement may request that Roivant file a registration statement to register the registrable securities of Roivant held by such significant shareholder. The Registration Rights Agreement also provided certain shareholders with “piggy-back” registration rights, subject to certain requirements and customary conditions.
Lock-Up Agreements
On May 1, 2021 and June 9, 2021, Roivant, on the one hand, and the MAAC Sponsor, the MAAC Independent Directors and certain Roivant equityholders, on the other hand, entered into lock-up agreements (the “Lock-Up Agreements”), pursuant to which, among other things, the MAAC Sponsor, MAAC Independent Directors and such Roivant equityholders have agreed not to, subject to, and conditioned upon the effectiveness of, the Closing, effect any sale or distribution of the common shares (including those underlying incentive equity awards or Warrants) held by the MAAC Sponsor, MAAC Independent Directors or such equityholders as of immediately following the Closing during the applicable lock-up period, subject to customary exceptions. The lock-up period applicable to common shares held by the MAAC Sponsor and MAAC Independent Directors as of immediately following the Closing will be (i) with respect to 25% of the common shares held by the MAAC Sponsor, six months following the Closing (which was satisfied on March 30, 2022), (ii) with respect to an additional 25% of the common shares held by the MAAC Sponsor, the earlier of twelve months following the achievement of certain price-based vesting restrictions or six years from the Closing and (iii) with respect to 50% of the common shares held by the MAAC Sponsor, thirty-six months following the Closing. The Warrants and the common shares underlying Warrants held by the MAAC Sponsor as of immediately following the Closing will be subject to a corresponding lock-up period for (a) with respect to 25% of such Warrants held by the MAAC Sponsor, six months following the Closing (which was satisfied on March 30, 2022), (b) with respect to an additional 25% of such Warrants held by the MAAC Sponsor, twelve months from Closing and (c) with respect to 50% of such warrants held by the MAAC Sponsor, thirty-six months from the Closing. The lock-up period applicable to common shares (including those underlying incentive equity awards) held by certain Roivant equityholders as of immediately following the Closing will be (x) with respect to 25% of the common shares (including those underlying incentive equity awards) held by such Roivant equityholders, six months following the Closing (which was satisfied on March 30, 2022), (y) with respect to an additional 25% of the common shares (including those underlying incentive equity awards) held by such Roivant equityholders, twelve months following the Closing and (z) with respect to 50% of the common shares (including those underlying incentive equity awards) held by such Roivant equityholders, thirty-six months following the Closing.
Related Person Transaction Policy
We have adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of Roivant’s voting securities, and any of their respective immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board of Directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board of Directors, is required to take into account the relevant available facts and circumstances including, but not limited to:
•	the risks, costs and benefits to us;
•	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•	the availability of other sources for comparable services or products; and
•	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board of Directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our Audit Committee, or other independent body of our Board of Directors, determines in the good faith exercise of its discretion.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has selected Ernst & Young LLP (“EY”) to serve as our independent registered public accounting firm for our fiscal year ending March 31, 2023. The Audit Committee is submitting the selection of our independent registered public accounting firm for ratification by the shareholders at the Annual Meeting. If the shareholders fail to ratify the selection, the Board of Directors will reconsider whether to retain EY. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interest of the Company and its shareholders. In addition, under Bermuda law, our shareholders have the right to appoint our auditor. Therefore, we are also submitting for approval at the Annual Meeting the appointment of Ernst & Young LLP as our auditor for statutory purposes under the Companies Act until the close of the next Annual Meeting, and authorization for the Board of Directors, acting through the Audit Committee, to determine the remuneration of Ernst & Young LLP in that capacity.
Independent Registered Public Accounting Firm Fees and Services
The following table represents aggregate fees billed to us by EY for our fiscal years ended March 31, 2022 and March 31, 2021.
Fee Category	Fiscal Year Ended March 31, 2022	Fiscal Year Ended March 31, 2021
Audit Fees(1)	$3,169,100	$3,182,500
Audit-Related Fees	—	—
Tax Fees(2)	$100,000	$48,000
All Other Fees	—	—
Total Fees	$3,269,100	$3,230,500
(1)
Includes fees for the audit of our annual consolidated financial statements included in our Annual Report on Form 10-K, review of the unaudited condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q, and for services provided by Ernst & Young LLP in connection with the accounting for the Business Combination, statutory and regulatory filings or engagements for Roivant, including regulatory filings associated with the Business Combination, and for certain of our subsidiaries as well as standalone audits and reviews for certain of our subsidiaries. This amount includes fees associated with certain statutory audits for the fiscal year ended March 31, 2022 that have not yet been completed. All services described above were pre-approved by the Audit Committee.

(2)	Includes fees for professional services related to tax compliance and reporting.
Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services performed by our independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. Only the services of EY listed under Audit Fees for the fiscal year ended March 31, 2022 were pre-approved by the Audit Committee. None of the Audit Fees or other fees in the table above were for services that were subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X of the SEC.
Vote Required
The affirmative vote of a majority of shares cast in accordance with our Bye-laws is required to ratify the selection by the Audit Committee of EY as our independent registered public accounting firm for our fiscal year ending March 31, 2023, to appoint EY as our auditor for statutory purposes under the Companies Act for our fiscal year ending March 31, 2023, and to authorize the Board of Directors, through the Audit Committee, to set the remuneration for EY as our auditor for our fiscal year ending March 31, 2023. Abstentions, withheld votes and broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of the vote.
If the shareholders do not approve the appointment of EY and the Audit Committee’s authority to set EY’s remuneration, the Audit Committee may consider the appointment of another auditor to be approved by the shareholders. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interest of the Company and its shareholders. We expect that representatives of EY will be present at the Annual Meeting. They will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions.
Recommendation
The Board of Directors recommends a vote FOR the ratification of EY as our independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The information contained in the following Audit Committee Report shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Roivant specifically incorporates it by reference in such filing.
The Audit Committee serves as the representative of Roivant’s Board of Directors with respect to its oversight of:
•	Roivant’s accounting and financial reporting processes and the audit of its financial statements;
•	the integrity of Roivant’s financial statements;
•	Roivant’s compliance with legal and regulatory requirements;
•	significant risks, and assessing the steps management has taken to control these risks;
•	the performance and responsibilities of Roivant’s internal audit function; and
•	the appointment, qualifications, and independence of the independent registered public accounting firm.
The Audit Committee also reviews the performance of the independent registered public accounting firm in the annual audit of Roivant’s financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees.
The Audit Committee is composed of three non-employee directors. The Board of Directors has determined that each member of the Audit Committee is independent and that Mr. Momtazee qualifies as an “audit committee financial expert” under SEC rules
The Audit Committee has reviewed and discussed the audited financial statements for Roivant’s fiscal year ended on March 31, 2022 with Roivant’s management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in Roivant’s Annual Report on Form 10-K for its fiscal year ended on March 31, 2022.
J. Momtazee (Chair)
I. Oren
P. Machado

ADDITIONAL INFORMATION
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are Roivant shareholders will be “householding” our proxy materials. A single set of Annual Meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or Roivant. Direct your written request to Roivant Sciences Ltd., Attn: Secretary, at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, or call us at +44 207 400 3347. Shareholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
Note About Our Website
Web links to our website throughout this document are provided for convenience only. Please note that information on or accessible through our website is not part of, or incorporated by reference into, this Proxy Statement.
Other Matters
As of the date of this Proxy Statement, the Board of Directors does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the shareholders, proxies will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in the discretion of the proxy holder.
Annual Reports
We have filed the Annual Report on Form 10-K for our fiscal year ended on March 31, 2022 (the “2021 Annual Report”), with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov, and free of charge from us upon request. Exhibits to the 2021 Annual Report are available upon your written request and upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to Attn: Secretary at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 14, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 14, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D88981-P77370

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

ROIVANT SCIENCES LTD.

The Board of Directors recommends you vote FOR all the nominees listed:

	For All	Withhold All	For All Except
1. To elect the Board's three nominees for Class I Director to serve for a three-year term:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Matthew Gline
02) Keith Manchester
03) Melissa Epperly

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To ratify the selection by the Audit Committee of the Board of Ernst & Young LLP as Roivant's independent registered public accounting firm for Roivant's fiscal year ending March 31, 2023, to appoint Ernst & Young LLP as auditor for statutory purposes under the Bermuda Companies Act 1981, as amended, for Roivant's fiscal year ending March 31, 2023, and to authorize the Board, through the Audit Committee, to set the remuneration for Ernst & Young LLP as Roivant's auditor for Roivant's fiscal year ending March 31, 2023.	☐	☐	☐

Note: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Annual Report and Proxy Statement are available at www.proxyvote.com.

D88982-P77370

ROIVANT SCIENCES LTD.
Proxy for Annual General Meeting of Shareholders
September 15, 2022 at 10:30 a.m. United Kingdom Local Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Matthew Gline and Richard Pulik, and each of them, with full power of substitution and power to act alone, as proxies to vote all common shares which the undersigned would be entitled to vote if personally present and acting at the Annual General Meeting of Shareholders of Roivant Sciences Ltd., to be held at the Royal Lancaster London Hotel, Lancaster Terrace, London W2 2TY, United Kingdom on Thursday, September 15, 2022 at 10:30 a.m. United Kingdom local time, and at any adjournments or postponements thereof, as follows:

This proxy, when properly executed, will be voted in the manner directed herein. If no such directions are made, this proxy will be voted in accordance with the Board of Directors' recommendations, which are "for" all director nominees and "for" proposal 2. The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof to the extent authorized under rule 14a-4(c)(1) under the Exchange Act.

Continued and to be signed on reverse side